                                                                   Exhibit 10.22

                    ---------------------------------------

                               CREDIT AGREEMENT
                                 [Midway/LBK]


                                  Dated as of

                                 July 31, 2000


                                     AMONG


                         MIDWAY AIRLINES CORPORATION,
                                   Borrower,


                         EACH SENIOR LOAN PARTICIPANT
                       IDENTIFIED ON SCHEDULE I HERETO,
                           Senior Loan Participants,


                             BOEING NEVADA, INC.,
                            Junior Loan Participant

                                      and


                  LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE,
                                Security Agent


                      -----------------------------------
                       Vedder, Price, Kaufman & Kammholz
                      -----------------------------------

                               TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
SECTION 1.  Certain Definitions......................................................    1

SECTION 2.  Commitments; Borrower's Notice of Payment Dates; Closing Procedure.......    1

SECTION 3.  Terms of Loan Certificates; Fees.........................................    4

SECTION 4.  Conditions...............................................................    4
            (a) Conditions Precedent to the Effectiveness of the Commitments.........    4
            (b) Conditions Precedent to the Loan Participants' Participation
                in each Advance......................................................    6

SECTION 5.  [Intentionally Omitted]..................................................    8

SECTION 6.  Extent of Interest of Holders............................................    8

SECTION 7.  Borrower's Representations and Warranties................................    8

SECTION 8.  Indemnities..............................................................   12
            (a) General Indemnity....................................................   12
            (b) [Intentionally Omitted]..............................................   15
            (c) Withholding Taxes....................................................   15
            (d) Interest.............................................................   16
SECTION 9.  Covenants of the Borrower................................................   16
            (a) Borrower Merger......................................................   16
            (b) U.S. Air Carrier.....................................................   17
            (c) Purchase Agreements..................................................   17
            (d) Financial Covenants..................................................   18
            (e) Restriction on Subsidiaries..........................................   18
            (f) Further Assurances...................................................   18

SECTION 11. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.............   19

SECTION 12. Invoices and Payment of Expenses.........................................   20

SECTION 13. Terms of Subordination...................................................   20

SECTION 14. Payment Rights...........................................................   22

SECTION 15. Confidentiality..........................................................   24

SECTION 16. Miscellaneous............................................................   24


Schedules:
I.   Notice and Account Information
II.  Participations
III. Description of Aircraft
IV.  Advances

Exhibits:
Exhibit A - Form of Funding Notice
Exhibit B - Form of Assignment Agreement
Exhibit C - Financial Covenants of Borrower
Exhibit D - Intentionally Reserved
Exhibit E-1 - Consent and Agreement to Mortgage and Security Agreement Exhibit E-2 - Consent and Agreement of CFM International, Inc.
Exhibit F - Remarketing and Support Agreement

                         CREDIT AGREEMENT [Midway/LBK]
                         -----------------------------

     THIS CREDIT AGREEMENT [Midway/LBK] dated as of July 31, 2000 is among (i) Midway Airlines Corporation, a Delaware corporation, (the "Borrower"), (ii) each
                                                           --------
Senior Loan Participant identified on Schedule I hereto, (iii) Boeing Nevada, Inc., as Junior Loan Participant, and (iv) Landesbank Schleswig-Holstein Girozentrale, a statutory body incorporated under public law, domiciled in Kiel, as the Security Agent.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, certain terms are used herein as defined in Section 1(a) hereof;
and

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower and the Security Agent are entering into the Mortgage and Security Agreement [Midway/LBK] dated as of the date hereof (the "Mortgage") pursuant to
                                                         --------
which the Borrower agrees, among other things, to issue one or more Senior Loan Certificates and Junior Loan Certificates in respect of each Advance payable to the Manufacturer under the Boeing Purchase Agreement as evidence of the Borrower's indebtedness to the Senior Loan Participants and the Junior Loan Participant, respectively, which Loan Certificates will be secured by the mortgage and security interest created by the Borrower in favor of the Security Agent.

     NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

     SECTION 1.  Certain Definitions.
                 -------------------

     Except as otherwise defined in this Agreement, including its annexes, schedules and exhibits, terms used herein in capitalized form shall have the meanings attributed thereto in the Mortgage.

     Unless the context otherwise requires, any reference herein to any of the Operative Documents refers to such document as it may be modified, amended or supplemented from time to time in accordance with its terms and the terms of each other agreement restricting the modification, amendment or supplement thereof.

     SECTION 2.  Commitments; Borrower's Notice of Payment Dates; Closing
                 --------------------------------------------------------
Procedure.
---------

          (a) Subject to the terms and conditions of this Agreement, each Loan Participant agrees to make a secured loan to the Borrower in respect of each Advance (herein called, for such Advance, a "Drawing") on a Borrowing Date to be
                                             -------
designated pursuant to Section 2(c) hereof, but in no event later than the Commitment Termination Date. In the case of each Senior Loan Participant, such Drawing shall be equal to the lesser of (i) $ * minus the aggregate amount of
                                             ---
outstanding Drawings made by such Senior Loan Participant prior to such Borrowing Date and (ii) such Senior Loan Participant's Participation Percentage set forth

_________________________________
* Indicates information deleted for confidentiality purposes.

opposite such Senior Loan Participant's name in Schedule II hereto multiplied by the Senior Loan Portion of such Advance (for each Senior Loan Participant, such Senior Loan Participant's "Commitment" with respect to such Advance) and, in the
                           ----------
case of Junior Loan Participant, such Drawing shall be provided that at no time shall the aggregate amount of Drawings made by the Senior Loan Participants in respect of such Aircraft be more than * % of the sum of such Senior Loan
                                     ---
Participants' outstanding Drawings with respect to such Aircraft plus the Borrower's Cash Contribution for such Aircraft plus the Junior Loan Participant's outstanding Drawings for such Aircraft (such Drawing, the Junior Loan Participant's "Commitment" with respect to such Advance); provided
                    ----------
further that the aggregate amount of Drawings for all Advances to be made by any Senior Loan Participant shall not exceed the amount in Dollars set forth opposite such Senior Loan Participant's name in Schedule II hereto as its Maximum Commitment (its "Maximum Commitment"). The Drawings shall be made in
                         ------------------
separate series (each, a "Series") with respect to each Aircraft.
                          ------


     If any Loan Participant shall default in its obligation to make the amount of its Commitment available pursuant to this Section 2(a) in respect of any Advance, no other Loan Participant shall have an obligation to increase the amount of its Commitment for such Advance and the obligations of the non-defaulting Loan Participant shall remain subject to the terms and conditions set forth in this Agreement.

     Borrower shall execute and deliver to each Loan Participant with appropriate insertions a Loan Certificate to evidence such Loan Participant's Commitment. The Loan Certificates shall be issued in two classes, with each Senior Loan Participant receiving a Senior Loan Certificate and the Junior Loan Participant receiving a Junior Loan Certificate. Each Drawing shall be evidenced by this Agreement, the Loan Certificate with respect thereto, and notations made from time to time by each Loan Participant in its books and records, including computer records. Each Loan Participant shall record in its books and records, including computer records, the principal amount of the Drawings owing to it from time to time. Each Loan Participant's books and records shall constitute presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Failure by any Loan Participant to make any such notation or record shall not affect the obligations of Borrower to such Loan Participant with respect to the repayment of its Drawings.

          (b) The Borrower may arrange to have another financial institution reasonably acceptable to the Security Agent act as a Senior Loan Participant hereunder (an "Additional Senior Loan Participant"), as if it had been a Senior
               ----------------------------------
Loan Participant as of the initial Payment Date hereunder. Such Additional Senior Loan Participant and the parties hereto shall execute an amendment to this Agreement whereby (i) such Additional Senior Loan Participant shall become a Senior Loan Participant hereunder, (ii) such Additional Senior Loan Participant shall have a Maximum Commitment of up to *, and (iii) the
                                                     --
Additional Senior Loan Participant shall have a Participation Percentage for the Senior Loan Portion of each Advance payable after the date of the addition of the Additional Senior Loan Participant equal to such Additional Senior Loan


_________________________________
* Indicates information deleted for confidentiality purposes.

Participant's Pro Rata Portion of the Senior Loan Portion of each such Advance. In addition, each Senior Loan Participant's Participation Percentage (other than the Additional Senior Loan Participant) shall be reduced to the percentage equal to such Senior Loan Participant's Maximum Commitment divided by the sum of the Maximum Commitments of all Senior Loan Participants (including the Additional Senior Loan Participant). In addition, for each Loan made by the Senior Loan Participants prior to the addition of the Additional Senior Loan Participant, on the first Interest Payment Date after such addition, the Additional Senior Loan Participant shall purchase at par from such Senior Loan Participants a portion of each outstanding Senior Loan Certificate (based on a pro rata portion of the outstanding balance of the Senior Loan Certificate then held by each Senior Loan Participant) such that, after such purchase, the Additional Senior Loan Participant shall hold its Pro Rata Portion of the outstanding amount of each Drawing then made by the Senior Loan Participants and remaining outstanding hereunder, such purchase and transfer to be accomplished in accordance with the terms of Section 2.08 of the Mortgage.

          (c) (i) The Borrower agrees to give the Security Agent at least five
(5) Business Days' prior written notice (the "Funding Notice") of the Effective
                                              --------------
Date and the Borrowing Date for each Advance, which Borrowing Date shall be a Business Day not later than the Commitment Termination Date, which notice shall specify any funding instructions and shall be in substantially the form of Exhibit A. On the date of the execution and delivery of this Agreement and the satisfaction of the conditions precedent in Section 4(a) hereof (the "Effective Date"), the Loan Participants shall make Drawings (subject to the parameters in
Section 2(a)) in respect of Advances which were paid by Borrower or third-party financiers prior to the Effective Date. The proceeds of such Drawings shall be paid to Borrower or such third-party financiers as Borrower shall direct; provided, however, that Borrower shall remain responsible for, and shall have paid, its Cash Contribution for each Aircraft for which such Advances have been paid.

              (ii) In the event that any Drawing shall not be consummated in accordance with the terms hereof on the Effective Date or the specified Borrowing Date, the Senior Loan Participants, the Junior Loan Participant and the Borrower shall cooperate with each other to arrange a mutually acceptable postponement of such date (the "Delayed Borrowing Date"). In the event that the
                                ----------------------
Drawing shall not be consummated in accordance with the terms by 2:00 p.m. (New York time) on the Delayed Borrowing Date or, if earlier, the date on which the Borrower notifies the Senior Loan Participants and the Junior Loan Participant that the Drawing will not occur, the Senior Loan Participants and the Junior Loan Participant may cancel or terminate any funding arrangements that they may have made to enable them to fund their respective Commitments and the Borrower shall pay to the Senior Loan Participants on demand their respective Break Amounts (as reasonably determined by the Senior Loan Participants and certified to the Borrower).

          (d) On the Borrowing Date for each Drawing specified in a Borrower's notice referred to in Section 2(c), subject to the terms and conditions of this Agreement, each Loan Participant, through or on behalf of the Security Agent, agrees to pay the amount of its Commitment for such Advance to the Manufacturer by wire transferring (or by making other arrangements reasonably satisfactory to the Security Agent and the Manufacturer) such amounts to account or accounts specified in the applicable Funding Notice, subject to continued compliance with the parameters set forth in Section 2(b), to such other account as the Borrower shall direct the Security Agent in writing, upon closing to reimburse Borrower for previously funded Advances.

     The closing with respect to the financing of each Advance shall take place at the offices of Vedder Price, 222 N. LaSalle, Chicago, Illinois 60601.

     SECTION 3. Terms of Loan Certificates; Fees.
                --------------------------------

          (a) Each Loan Certificate shall bear interest and be repaid in accordance with the applicable terms of the Mortgage.

          (b) In consideration of the Senior Loan Participants' Commitments hereunder, the Borrower shall pay to the Security Agent for the account of each Senior Loan Participant on the Effective Date the up-front fee as separately agreed in the Fee Letter. In addition, the Borrower shall pay to the Security Agent for the account of each Senior Loan Participant quarterly on the 9th day of each February, May, August and November in arrears on the basis of a year of 360 days and the actual number of days elapsed the commitment fee separately agreed in the Fee Letter in respect of the average daily unused portion of each such Senior Loan Participant's Maximum Commitment during the preceding quarterly period. The Borrower shall continue to pay such commitment fee until the earliest to occur of (i) the full drawing of each Senior Loan Participant's Maximum Commitment, (ii) the Commitment Termination Date, and (iii) cancellation or termination of the remaining unfunded Maximum Commitments of the Senior Loan Participants.

     SECTION 4.  Conditions.
                 ----------

          (a)    Conditions Precedent to the Effectiveness of the Commitments.
                 ------------------------------------------------------------
It is agreed that the respective Commitments of each Loan Participant and the effectiveness of this Agreement is subject to the satisfaction prior to or on the Effective Date of the following conditions precedent:

                 (i) The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to such Loan Participant and shall be in full force and effect and executed counterparts shall have been delivered to such Loan Participant and its counsel:

                     (1)  the Mortgage;

                     (2) a copy of each of the Purchase Agreements certified by the Secretary or an Assistant Secretary of the Borrower as being a true and accurate copy of the same;

                    (3) the Consent and Agreement and the Engine Consent and Agreement;

                    (4) such Loan Participant's Loan Certificate; and

                    (5) the Remarketing Agreement.

               (ii) Such Loan Participant shall have received the following, in each case in form and substance satisfactory to it:

                     (1) a certified copy of the Articles of Incorporation and Bylaws of the Borrower and a copy of resolutions of the board of directors of the Borrower or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Borrower, duly authorizing the execution, delivery and performance by the Borrower of this Agreement, the Mortgage and each other document required to be executed and delivered by the Borrower on each Delivery Date in accordance with the provisions hereof and thereof; and

                     (2) a certificate of the Borrower as to the Person or Persons authorized to execute and deliver this Agreement, the other Operative Documents, and any other documents to be executed on behalf of the Borrower in connection with the transactions contemplated hereby and as to the signature of such person or persons.

               (iii) Such Loan Participant shall have received opinions addressed to such Loan Participant and the Security Agent from Jonathan S. Waller, Esq., Senior Vice President and General Counsel for the Borrower, Fulbright & Jaworski, special counsel to Borrower, and Kennedy, Covington, Lobdell & Hickman, L.L.P., special North Carolina counsel to Borrower, each in form and substance reasonably satisfactory to the addressees thereof.

               (iv) Such Loan Participant shall have received an opinion addressed to such Loan Participant and the Security Agent from counsel to Manufacturer, in respect of the Boeing Purchase Agreement and the Consent and Agreement, in form and substance reasonably satisfactory to the addressees thereof.

               (v) Such Loan Participant shall have received evidence in form and substance satisfactory to such Loan Participant that the aggregate amount of Advances in connection with each Aircraft shall be sufficient when paid to the Manufacturer in accordance with the Credit Agreement to satisfy the obligation of the Borrower with respect to all advance payments due and payable for each such Aircraft under the Boeing Purchase Agreement.

               (vi) Such Loan Participant shall have received evidence in form and substance reasonably satisfactory to such Loan Participant that the rights of any lessee or purchaser of the Aircraft pursuant to any existing contract between the Borrower or any of its Affiliates and such lessee or purchaser shall not conflict with and shall be subordinate to the rights of the Security Agent under the Mortgage.

               (vii) Each Senior Loan Participant shall have received executed copies of the Manufacturer Financing Letter and the Midway Letter.

               (viii) In respect of Advances paid prior to the Effective Date, any liens over the Mortgage Estate granted by the Borrower to finance such Advances shall be released and terminated.

               (ix) A Uniform Commercial Code financing statement or statements covering all the security interests created by or pursuant to the granting clause of the Mortgage shall have been executed and delivered by the Borrower, and such financing statement or statements shall have been duly filed in all places deemed necessary or advisable in the opinion of counsel for the Senior Loan Participants or the Junior Loan Participant, and any additional Uniform Commercial Code financing statements deemed advisable by any Loan Participant or its counsel shall have been executed and delivered by the Borrower and duly filed and all other action shall have been taken as is deemed necessary or advisable, in the opinion of counsel for the Senior Loan Participants or the Junior Loan Participant, to establish and perfect the Security Agent's security interest in each of the Purchase Agreements.

               (x) Each Senior Loan Participant shall have received from Vedder, Price, Kaufman & Kammholz, special counsel for the Senior Loan Participants, an opinion satisfactory in substance and form to such Senior Loan Participant, as to such matters incident to the transactions contemplated hereby as such Senior Loan Participant may reasonably request.

               (xi) The Security Agent shall have received for account of the Senior Loan Participants the up-front fee specified in Section 3(b). The Security Agent shall disburse to each Senior Loan Participant such up-front fee on such Loan Participant's Maximum Commitment as separately agreed.

               (xii)  The Rights Offering shall have closed.

          (b)  Conditions Precedent to the Loan Participants' Participation in
               ---------------------------------------------------------------
each Advance. It is agreed that the respective obligations of each Loan
------------
Participant to lend its Commitment to the Borrower in respect of each Advance (including Advances made by Borrower or a third-party financier prior to the applicable Borrowing Date) is subject to the satisfaction prior to or on the Borrowing Date for such Advance of the following conditions precedent:

               (i) The Security Agent shall have received due notice with respect to the Borrowing Date for such Advance pursuant to Section 2 hereof (or shall have waived such notice either in writing or as provided in Section 2).

               (ii) No change shall have occurred after the date of the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities which, in the reasonable opinion of such Loan Participant would make it a violation of law or regulations for such Loan Participant to make its Commitment for such Advance available to acquire its Loan Certificate(s) or to realize the benefits of the security afforded by the Mortgage.

               (iii) Each other Loan Participant shall have made available the amount of its Commitment for such Advance in accordance with Section 2(c) hereof (unless Borrower (in the case of Junior Loan Participant or any Senior Loan Participant) or the Junior Loan Participant (as an additional Drawing made by the Junior Loan Participant hereunder, in the case of any Senior Loan Participant) shall have made available the amount of such unfunded Commitment) and the Borrower shall have paid to the Manufacturer its Cash Contribution in respect of the applicable Aircraft.

               (iv) All appropriate action required to have been taken by any governmental or political agency, subdivision or instrumentality of the United States, on or prior to the Delivery Date for such Aircraft in connection with the transaction contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on such Borrowing Date in connection with the transaction contemplated by this Agreement shall have been issued, and all such orders, permits, waivers, authorizations, exemptions and approvals shall be in full force and effect on such Borrowing Date.

               (v) On such Borrowing Date, (A) the representations and warranties of the Borrower contained in Section 7 of this Agreement shall be true and accurate as though made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be true and accurate on and as of such earlier date), (B) no event shall have occurred and be continuing which constitutes (or would, with the passage of time or the giving of notice or both, constitute) an Event of Default, and (C) since December 31, 1999 there shall have been no material and adverse change in the financial or operational condition of the Borrower.

               (vi) No action or proceeding shall have been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of such Borrowing Date to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transaction contemplated hereby.

               (vii) The Security Agent shall have received for the account of the Senior Loan Participants the commitment fees specified in Section 3(b) and due and payable on or prior to such Borrowing Date. The Security Agent shall distribute to each Senior Loan Participant such commitment fee as separately agreed.

     SECTION 5.  [Intentionally Omitted].
                 -----------------------

     SECTION 6.  Extent of Interest of Holders.
                 -----------------------------

     No Holder shall have any further interest in, or other right with respect to, the mortgage and security interests created by the Mortgage when and if the Original Amount of and interest on the Loan Certificate held by such Holder and all other sums payable to such Holder hereunder, under the Mortgage and under such Loan Certificate shall have been paid in full; provided, however, that the
                                                    --------  -------
interests and rights of the Loan Participants in and with respect to the mortgage and security interests created by the Mortgage shall continue after all such amounts have been paid in full so long as the Commitments have not terminated.

     SECTION 7.  Borrower's Representations and Warranties.
                 -----------------------------------------

     The Borrower represents and warrants that on the date hereof and on each Borrowing Date:

                 (i) the Borrower is a corporation duly organized and validly existing in good standing pursuant to the laws of the State of Delaware; is duly qualified to do business as a foreign corporation in each jurisdiction in which its operations or the nature of its business requires, except where the failure to be so qualified would not have a material adverse effect on the Borrower or its business; is a U.S. Air Carrier; has its chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code) in the State of North Carolina; and has the corporate power and authority to engage in air transport and to carry on scheduled passenger service as presently conducted, to purchase the Aircraft under the Boeing Purchase Agreement and to enter into and perform its obligations under the Operative Documents;

                 (ii) the execution, delivery and performance by the Borrower of the Operative Documents have been duly authorized by all necessary corporate action on the part of the Borrower, do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Borrower except such as have been duly obtained and are in full force and effect, and none of the execution, delivery or performance by Borrower of such Operative Documents contravenes any law, judgment, government rule, regulation or order binding on the Borrower or the articles of incorporation or bylaws of the Borrower or contravenes the provisions of, or constitutes a default under, or results in the creation of any Lien (other than Permitted Liens) upon the property of the Borrower under, any indenture, mortgage, contract or other agreement to which the Borrower is a party or by which it or its properties may be bound or affected;

               (iii) neither the execution and delivery by the Borrower of the Operative Documents nor the performance by the Borrower of its obligations thereunder requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Federal, state or foreign government authority or agency, except for (A) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by the Borrower, which orders, permits, waivers, exemptions, authorizations and approvals, if any, required to be obtained and in full force and effect as of the date hereof, have been duly obtained and are in full force and effect except for those Permits the failure to obtain which would not have a material adverse effect on the financial condition of the Borrower or the ability of the Borrower to perform its obligations under the Operative Documents, and (B) any filings, registrations or applications specifically described in this Agreement (the items referred to in (A) and (B) collectively referred to as "Permits");

               (iv) the Operative Documents to which the Borrower is a party each constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with the terms thereof except as such enforceability may be limited by equitable principles or applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally;

               (v) there are no pending or (to the best of Borrower's knowledge) threatened actions or proceedings before any court, arbitrator or administrative agency which individually (or in the aggregate in the case of any group of related lawsuits) is expected to have a material and adverse effect on the financial condition of the Borrower or the ability of the Borrower to perform its obligations under the Operative Documents;

               (vi) except for the filing of financing statements (and continuation statements at periodic intervals) with respect to the interests created by such documents under the Uniform Commercial Code of North Carolina, and Delaware and such other states as may be specified in the opinion furnished pursuant to Section 4(b)(ix) hereof, no further action, including any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary or advisable in order to establish and perfect the first mortgage Lien on each of the Purchase Agreements and the rest of the Mortgage Estate in favor of the Security Agent pursuant to the Mortgage in any applicable jurisdiction in the United States;

               (vii) there has not occurred any event which constitutes a Default or an Event of Default under the Mortgage which is presently continuing;

               (viii) the statements of financial position of the Borrower as of December 31, 1999 and March 31, 2000 and the related statements of earnings and cash flow of the Borrower in all material respects for the year and fiscal quarter, as the case may be, then ended, copies of which have been furnished to each Loan Participant, fairly present the financial condition of the Borrower at such date and the results of operations and cash flow of the Borrower for the period ended on such dates, in accordance with generally accepted accounting principles consistently applied, and subject, in the case of the March 31, 2000 statements, to normal year-end adjustments, and since December 31, 1999 there has been no material and adverse change in such condition or operations;

               (ix) each of the Purchase Agreements is in full force and effect and neither the Borrower nor, to the knowledge of the Borrower, either the Manufacturer or the Engine Manufacturer is in default of its obligations thereunder. Except as contemplated by the Mortgage and Liens granted to third-party financiers and released and terminated prior to the Effective Date, the Borrower has not assigned nor granted any Lien in its rights under either Purchase Agreement in respect of any of the Aircraft or the Engines;

               (x) assuming the Loan Participants are acquiring their Loan Certificates in the ordinary course of their normal business operations for their own accounts, none of the transactions contemplated by this Agreement will violate or result in a violation of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto;

               (xi) neither the Borrower nor anyone acting on behalf of the Borrower has directly or indirectly offered any interest in the Loan Certificates for sale to, or solicited any offer to acquire any of the same from, anyone other than the Loan Participants and not more than 35 other institutions believed capable of evaluating and bearing the risks of investment in the transactions contemplated hereby;

               (xii) no governmental approval of any kind is required of any Loan Participant for its execution of or performance under this Agreement or any agreement contemplated hereby solely by reason of any fact or circumstance peculiar to the Borrower;

               (xiii) the Borrower has filed or caused to be filed all Federal, state, local and (in the Borrower's opinion) foreign tax returns which are required to be filed and has paid or caused to be paid or provided adequate reserves for the payment of all taxes shown to be due and payable on such returns or (except to the extent being contested in good faith and by appropriate proceedings and for the payment of which adequate reserves have been provided in accordance with generally accepted accounting principles) on any assessment received by the Borrower, to the extent that such taxes have become due and payable, except such returns or taxes as to which the failure to file or pay, as the case may be, could not be reasonably expected to materially and adversely affect the assets, operations or financial condition, of the Borrower;

               (xiv) the Borrower is not (x) in default under any indenture, mortgage, lease or credit agreement or under any other agreement or instrument of a material nature to which the Borrower is now a party or by which it is bound, and no event has occurred and is continuing which, under the provisions of any such indenture, mortgage, credit agreement or other material agreement or instrument, with the lapse of time or the giving of notice, or both, would constitute a default thereunder or (y) in violation of any law, order, injunction, decree, rule or regulation applicable to the Borrower of any court or administrative body, which default or violation would reasonably be expected to materially and adversely affect the operations or financial condition of the Borrower or the Borrower's ability to execute, deliver and perform its obligations under the Operative Documents;

               (xv) (v) the Borrower has not engaged in any transaction with respect to any Plan in connection with which the Borrower could be subjected to either a material civil penalty assessed pursuant to Section 502(i) of ERISA, or a material tax imposed by Section 4975 of the Code; (w) no material liability to the Pension Benefit Guaranty Corporation (other than liability for premiums) has been incurred by the Borrower with respect to any Plan; (x) there has been no event or condition which presents a material risk of termination of any Plan by the Pension Benefit Guaranty Corporation; (y) no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan; and (z) no material amount of "withdrawal liability," as that term is used in Section 4201 of ERISA, has been or is expected to be incurred by the Borrower nor has the Borrower or any affiliate of the Borrower been notified by any multi-employer plan (within the meaning of Section 3(37)(A) of ERISA) that such multi-employer plan is in reorganization or insolvency within the meaning of Section 4241 or
     Section 4245 of ERISA or that such multi-employer plan intends to terminate or has been terminated under Section 4041A of ERISA (for purposes of this subclause (z), the term "affiliate" shall mean any corporation or person which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower);

               (xvi) assuming the Loan Participants are not using the assets of any Plan to make the Drawings contemplated by this Agreement neither the Borrower nor any Plan nor any trust created thereunder has engaged in a "prohibited transaction," within the meaning of Section 406 of ERISA or
     Section 4975 of the Code with respect to the transactions contemplated hereby which could subject the Borrower to any material tax or penalty pursuant to Section 4975 of the Code or Section 502(i) of ERISA;

               (xvii) the Borrower is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 and the Borrower is not a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935;

               (xviii) to the best of Borrower's knowledge, none of the written financial statements or other written financial information (excluding financial projections, information derived from secondary sources and general market data) furnished by or on behalf of the Borrower to the Security Agent or any Loan Participant in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the financial projections were prepared in good faith;

               (xix) no part of the proceeds of any Loan hereunder will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve, including Regulations U and X;

               (xx) there have been no amendments or supplements to the Manufacturer Financing so as to make the terms of the Manufacturer Financing Letter untrue in any material respect;

               (xxi) each of the Purchase Agreements, the Remarketing Agreement and the Manufacturer Financing is in full force and effect and neither Borrower nor Manufacturer is in material default in respect of its obligations thereunder;

               (xxii) the Security Agent has a duly perfected first priority security interest in each of the Purchase Agreements (subject to Permitted Liens); and

               (xxiii) the Mortgage Estate is free and clear of all Liens (except Liens contemplated by the Mortgage and Permitted Liens).

     SECTION 8.  Indemnities.
                 -----------

          (a)  General Indemnity.  Subject to the next following paragraph,
               -----------------
the Borrower hereby agrees to indemnify each Indemnitee against, and agrees to protect, save and keep harmless each of them from any and all Expenses imposed on, incurred by or asserted against any Indemnitee arising out of or directly resulting from (i) the operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, nonuse, modification, alteration, or sale of any Aircraft, Airframe or Engine, or any engine used in connection with any Airframe or any part of any of the foregoing by the Borrower, any lessee or any other Person whatsoever, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any person whatsoever and claims relating to any laws, rules or regulations pertaining to such operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, non-use, modification, alteration, sale or return including environmental control, noise and pollution laws, rules or regulations; (ii) the manufacture, design, purchase, acceptance, rejection, delivery, or condition of any Aircraft, Airframe or Engine, any engine used in connection with any Airframe, or any part of any of the foregoing including, without limitation, latent and other defects, whether or not discoverable, or trademark or copyright infringement; (iii) any breach of or failure to perform or observe, or any other noncompliance with, any covenant or agreement to be performed, or other obligation of the Borrower under any of the Operative Documents, or the falsity of any representation or warranty of the Borrower in any of the Operative Documents; (iv) assuming the Loan Participants are making Drawings in the ordinary course of their business for their own accounts, the offer, sale and delivery by the Borrower or anyone acting on behalf of the Borrower of any Loan Certificates or successor debt obligations issued in connection with the refunding or refinancing thereof (including, without limitation, any claim arising out of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other federal or state statute, law or regulation, or at common law or otherwise relating to securities (collectively "Securities Liabilities")) (the indemnity
                                      ----------------------
provided in this clause (iv) to extend also to any Person who controls an Indemnitee, its successors, assigns, employees, directors, officers, servants and agents within the meaning of Section 15 of the Securities Act of 1933, as amended); and (v) the transactions contemplated by the Operative Documents, any Event of Default under the Mortgage or the enforcement against the Borrower of any of the terms thereof (including, without limitation, Article V of the Mortgage).

     The foregoing indemnity shall not extend to any Expense of any Indemnitee to the extent attributable to one or more of the following: (1) acts or omissions involving the willful misconduct or gross negligence of such Indemnitee or any Person acting on behalf of such Indemnitee (other than gross negligence imputed to such Indemnitee solely by reason of its interest in an Aircraft); (2) any Tax, or increase in tax liability under any tax law (such matter being subject to the indemnity in Section (c) hereof); provided, however, that this clause (2) shall not apply to (A) taxes taken into consideration in making any payments on an after-tax basis or (B) any license, documentation, registration or filing fees imposed upon or in connection with the execution, delivery, registration or filing of this Agreement, a Loan Certificate or the Mortgage as contemplated in Section 12(iii) hereof; or (3) a failure on the part of the Security Agent to distribute in accordance with the Mortgage any amounts received and distributable by it thereunder.

     The Borrower further agrees that any payment or indemnity pursuant to this
Section 8(a) in respect of any "Expense" shall be in an amount which, after deduction of all Taxes required to be paid by such recipient with respect to such payment or indemnity under the laws of any federal, state or local government or taxing authority in the United States, or under the laws of any taxing authority or governmental subdivision of a foreign country, or any territory or possession of the United States or any international authority, shall be equal to the excess, if any, of (A) the amount of such Expense over (B) the net reduction in Taxes required to be paid by such recipient resulting from the accrual or payment of such Expense.

     If a claim is made against an Indemnitee involving one or more Expenses and such Indemnitee has notice thereof, such Indemnitee shall after receiving such notice give notice of such claim to the Borrower; provided that the failure to provide such notice shall not release the Borrower from any of its obligations to indemnify hereunder except to the extent that the Borrower is prejudiced as a result of the failure to give such notice, and no payment by the Borrower to an Indemnitee pursuant to this Section 8(a) shall be deemed to constitute a waiver or release of any right or remedy which the Borrower may have against such Indemnitee for any actual damages as a result of the failure by such Indemnitee to give the Borrower such notice. The Borrower shall be entitled, at its sole cost and expense, acting through counsel reasonably acceptable to the respective Indemnitee, so long as the Borrower has acknowledged in writing its responsibility for such Expense hereunder (unless such Expense is covered by the second paragraph of this Section 8(a), except that such acknowledgment does not apply if the decision of a court or arbitrator provides that the Borrower is not liable hereunder), (A) in any judicial or administrative proceeding that involves solely a claim for one or more Expenses, to assume responsibility for and control thereof, (B) in any judicial or administrative proceeding involving a claim for one or more Expenses and other claims related or unrelated to the transactions contemplated by the Operative Documents, to assume responsibility for and control of such claim for Expenses to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use its reasonable efforts to obtain such severance), and (C) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee and to be allowed, at the Borrower's sole expense, to participate therein. The Indemnitee may participate at its own expense and with its own counsel in any judicial proceeding controlled by the Borrower pursuant to the preceding provisions. Notwithstanding any of the foregoing, the Borrower shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings if any Event of Default shall have occurred and be continuing, if such proceedings will involve a material risk of the sale, forfeiture or loss of an Aircraft unless the Borrower shall have posted a bond or other security reasonably satisfactory to the relevant Indemnitee with respect to such risk or if such proceedings could entail any risk of criminal liability being imposed on such Indemnitee.

     The Indemnitee shall supply the Borrower with such information reasonably requested by the Borrower as is necessary or advisable for the Borrower to control or participate in any proceeding to the extent permitted by this Section 8(a). Such Indemnitee shall not enter into a settlement or other compromise with respect to any Expense without the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 8(a).

     The Borrower shall supply the Indemnitee with such information reasonably requested by the Indemnitee as is necessary or advisable for the Indemnitee to control or participate in any proceeding to the extent permitted by this Section 8(a).

     Notwithstanding any other provision of this Section 8(a) to the contrary, in the case of any Expense indemnified by the Borrower hereunder which is covered by a policy of insurance maintained by the Borrower, it shall be a condition of such indemnity with respect to any particular Indemnitee that such Indemnitee shall cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such claim as may be required to retain the benefits of such insurance with respect to such claim.

     To the extent of any payment of any Expense pursuant to this Section 8(a), the Borrower, without any further action, shall be subrogated to any claims the Indemnitee may have relating thereto. The Indemnitee agrees to give such further assurances or agreements and to cooperate with the Borrower to permit the Borrower to pursue such claims, if any, to the extent reasonably requested by the Borrower.


     In the event that the Borrower shall have paid an amount to an Indemnitee pursuant to this Section 8(a), and such Indemnitee subsequently shall be reimbursed in respect of such indemnified amount from any other Person, such Indemnitee shall promptly pay the Borrower the amount of such reimbursement, including interest received attributable thereto, provided that no Default or Event of Default has occurred and is continuing.

          (b)  [Intentionally Omitted].
               -----------------------

          (c)  Withholding Taxes.
               -----------------

               (i) The Borrower agrees that any payment made to or for the benefit of a Loan Participant that is a Treaty Lender with respect to interest, principal, Break Amount or other amounts payable on or with respect to a Loan Certificate (including, without limitation, amounts payable pursuant to Section 2.13 of the Mortgage) shall be free of all withholdings or deductions with respect to United States Federal income withholding Taxes ("U.S. Withholding Taxes"), and in the event that the
                         ----------------------
     Security Agent shall be required by applicable law to make any such withholding or deduction for any such U.S. Withholding Taxes (a) the Borrower shall pay to such Loan Participant an additional amount so that after making all required withholdings or deductions for U.S. Withholding Taxes from such payment such Loan Participant receives the same amount it would have received had no such withholdings or deductions been made, (b) the Security Agent shall make all such withholdings or deductions, and (c) the Security Agent shall pay such amount withheld or deducted to the Internal Revenue Service in accordance with applicable law; provided,
                                                                 --------
     however, that the Borrower shall only have an obligation under this Section
     -------
     8(c) for U.S. Withholding Taxes if such Loan Participant is a Treaty Lender and such U.S. Withholding Taxes result from a change in the income tax treaty between the United States and Austria, France, Germany, Ireland, the Netherlands or the United Kingdom (each, a "Specified Transferee
                                                 --------------------
     Jurisdiction") or any applicable law or regulation that occurs after the
     ------------
     Effective Date.

               (ii) For purposes of this Section 8(c), the term "Treaty Lender"
                                                                 -------------
     shall mean (a) a Senior Loan Participant who is a resident of a Specified Transferee Jurisdiction and entitled to claim the benefits of the income tax treaty between the United

     States and such Specified Transferee Jurisdiction on the Effective Date or
     (b) a transferee of a Treaty Lender described in clause (a) of this Section 8(c)(ii) which transferee satisfies all the requirements of such clause (a) at the time it acquires its interest in a Loan Certificate.

               (iii) Each Loan Participant agrees to investigate alternatives for reducing or avoiding any Taxes indemnifiable pursuant to this Section 8(c) and to use reasonable efforts to avoid or minimize, to the greatest extent possible, any liability with respect to such Taxes, including, without limitation, by transferring its Loan Certificates to an Affiliate or to a third party or by designating a different lending office, if such transfer, designation or other action would avoid the need for, or reduce the amount of, any such Taxes; provided, however, that this sentence shall
                                    --------  -------
     not obligate any Loan Participant to take any action that would, in its reasonable judgment, cause such Loan Participant to incur any loss or cost, unless the Borrower agrees to reimburse such Loan Participant therefor in manner reasonably satisfactory to such Loan Participant.

               (iv) If by reason of any U.S. Withholding Taxes with respect to which a payment or indemnity was made or paid by the Borrower to, or on behalf of, a Senior Loan Participant under clause (a) of Section 8(c)(i), such Senior Loan Participant realizes a net tax savings (by means of a credit, deduction or otherwise), such Senior Loan Participant shall pay to the Borrower, as promptly as practicable after the realization of such net saving, the amount of such net tax saving together with any additional tax saving realized as a result of such payment (it being understood that the amount of such tax saving and the timing of the realization thereof shall be reasonably determined in good faith by the Holder).

          (d)  Interest.  The Borrower will pay to each Indemnitee on demand,
               --------
to the extent permitted by applicable law, interest on any amount of indemnity not paid when due pursuant to this Section 8 until the same shall be paid, at the Past Due Rate.

     SECTION 9.  Covenants of the Borrower.  The Borrower hereby covenants for
                 -------------------------
the benefit of (x) in the case of Sections 9(a) and 9(d), the Senior Loan Participants and (y) in all other cases, all Loan Participants, as follows:
                                                                          -

          (a)  Borrower Merger.  For so long as the Mortgage remains in force,
               ---------------
the Borrower shall not enter into any merger or consolidation, or sell, transfer, lease or convey all or a substantial part of its assets, unless, only in the case of such merger or consolidation:

               (i) the Borrower shall be in compliance with the Financial Covenants in Exhibit C hereto and no Default under Sections 4.01, 4.02,
     4.07 or 4.08 of the Mortgage or Event of Default shall have occurred and be continuing or would result therefrom;

               (ii) the Borrower is the surviving corporation or, if otherwise, such other Person or continuing corporation (herein called "Successor Corporation") shall be a corporation incorporated under the
      ---------------------
     laws of a state of the United States, and shall be a U.S. Air Carrier;

               (iii) in the case of a Successor Corporation, such Successor Corporation shall (A) execute, prior to or contemporaneously with the consummation of such transaction, such agreements, if any, as are in the reasonable opinion of the Security Agent necessary or advisable to evidence the assumption by the Successor Corporation of liability for all of the obligations of the Borrower under the Mortgage and the other Operative Documents, (B) make such recordings and filings, and take such other action with respect to the Operative Documents, as shall be necessary or advisable in the reasonable opinion of the Loan Participants to protect their security interest in the Aircraft, and (C) cause to be delivered to the Security Agent and the Loan Participants such legal opinions (which may be from in-house counsel) as any of them may reasonably request in connection with the matters specified in the preceding clauses (A) and (B).

      *
     ---
     Upon any consolidation or merger in accordance with this Section 9(a), the Successor Corporation shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this Agreement with the same effect as if such Successor Corporation had been named as the Borrower herein.

          (b) U.S. Air Carrier.  The Borrower covenants and agrees that at all
              ----------------
times it will be an "air carrier" within the meaning of the Federal Aviation Act operating under certificates issued pursuant to Section 40102(a) of such Act and shall otherwise meet the standards of the definition of U.S. Air Carrier.

          (c) Purchase Agreements.  The Borrower shall duly perform all of its
              -------------------
obligations under each of the Purchase Agreements and take all actions necessary to keep the Purchase Agreements in full force and effect. The Borrower shall immediately notify the Security Agent of any default (whether by the Borrower or the Manufacturer or the Engine Manufacturer) under or cancellation, termination or rescission or purported cancellation, termination or rescission of either Purchase Agreement specifying in reasonable detail the nature of such default, cancellation, rescission or termination. The Borrower shall not in any way modify, terminate or amend either Purchase Agreement, except as expressly permitted by the Mortgage, or the Manufacturer Financing in a way which would make any material term of the Manufacturer Financing Letter untrue or would otherwise adversely affect the Borrower's ability to utilize the Manufacturer Financing without the written consent of the Security Agent (acting at the unanimous direction of 100% of the Holders).

-------------------
* Indicates information deleted for confidentiality purposes.

          (d) Financial Covenants.  Subject to Section 3.04 of the Mortgage, the
              -------------------
Borrower shall comply with the Financial Covenants set forth in Exhibit C.

          (e) Restriction on Subsidiaries.  The Borrower may not invest on an
              ---------------------------
aggregate basis more than Ten Million Dollars in any direct of indirect subsidiary unless such subsidiary guarantees all of the Borrower's payment and performance obligations under the Operative Documents.

          (f) Further Assurances.  The Borrower covenants and agrees with each
              ------------------
party hereto as follows:

              (i) The Borrower will cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as any Holder shall reasonably require for accomplishing the purposes of this Agreement and the other Operative Documents; provided that any instrument or other document so executed by the Borrower will not expand any obligations or limit any rights of the Borrower in respect of the transactions contemplated by any Operative Documents.

              (ii) The Borrower, at its expense, will take all actions (including the filing of financing statements under the Uniform Commercial Code in all applicable jurisdictions) and cause the lien of the Mortgage to at all times be and remain a first priority and perfected Lien on the Mortgage Estate.

              (iii) The Borrower shall pay all reasonable costs and expenses (including costs and disbursements of counsel) incurred by the Security Agent and the Holders after the date hereof in connection with (x) any supplements or amendments of the Operative Documents (including, without limitation, any related recording costs) (other than any supplement or amendment associated with the syndication of the Loan Certificates or the sale of participation interests therein), (y) any Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated), or (z) the enforcement of this Section 9.

     SECTION 10.    Notices.
                    -------

     All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, or by facsimile, or by prepaid courier service, and shall be effective upon receipt.

     Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 10, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex address or facsimile numbers) as follows: (a) if to the Borrower or the Security Agent, to the respective addresses set forth in Section 9.06 of the Mortgage, (b) if to a Loan Participant, to the address set forth on Schedule I hereto, or (c) if to any subsequent Holder, addressed to such Holder at its address set forth in the Certificate Register maintained pursuant to the Mortgage.

     SECTION 11.    Governing Law; Consent to Jurisdiction; Waiver of Jury
                    ------------------------------------------------------
Trial.
-----

          (a) This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York, including all matters of construction, validity and performance.

          (b) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

          (c) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          (e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND

(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 12.    Invoices and Payment of Expenses.
                    --------------------------------

     Each of the Security Agent and the Loan Participants shall promptly submit to the Borrower for its prompt approval copies of invoices of the Transaction Expenses (as defined below) as they are received. The Borrower agrees to pay Transaction Expenses promptly upon receipt of invoices of such Transaction Expenses. For the purposes hereof, "Transaction Expenses" means (i) with
                                     --------------------
respect to the preparation, negotiation, execution and delivery of this Agreement and the payment or anticipated payment of each Advance on each Borrowing Date, the reasonable fees, expenses and disbursements of Vedder, Price, Kaufman & Kammholz, special counsel to the Senior Loan Participants, (ii) Kaye, Scholer, Fierman, Hays & Handler, LLP, special counsel to the Junior Loan Participant, (iii) all fees, taxes (including license, documentary, stamp, excise and property taxes) and other charges payable in connection with the recording or filing of instruments and financing statements, (iv) each Loan Participant's reasonable out-of-pocket costs and expenses relating to the negotiation and closing of this transaction and (v) the up-front fee and commitment fee of the Senior Loan Participants as separately agreed.

     SECTION 13.    Terms of Subordination.
                    ----------------------

     The Junior Loan Certificate and all other sums payable to the Junior Loan Participant under the Operative Documents shall be subordinate and junior in right of payment to the Senior Loan Certificates and all other sums payable to the Senior Loan Participants under the Operative Documents to the extent and in the manner hereinafter set forth:

          (a) No payment or distribution shall be made on or in respect of the principal or interest on the Junior Loan Certificate nor shall any payment or distribution be made on or in respect of any other claim (other than an indemnity claim under Section 8 hereof, an "Indemnity Claim") or obligation
                                            ---------------
owing to the Junior Loan Participant under any Operative Document, in either case, except directly to the Security Agent for application as expressly provided in Section 2.04 of the Mortgage.

          (b) Any payment or distribution of any kind or character, whether in cash, property, stock or obligations which may be payable or deliverable on or in respect of the Junior Loan Certificate or other sum owing to the Junior Loan Participant under the Operative Documents (other than an Indemnity Claim) shall be paid or delivered directly to the Security Agent for distribution as provided in Section 2.04 of the Mortgage. In the event that, notwithstanding the foregoing, any such payment or distribution shall be received by the Junior Loan Participant (other than from the Security Agent as provided in Section 2.04 of the Mortgage, before the amount of all principal, Break Amount, if any, and interest on all Senior Loan Certificates) and all other sums owing to the Senior Loan Participants under the Operative

Documents is paid in full, or provision made for such payment, in accordance with its terms, such payment or distribution shall be held in trust for and paid over or delivered to the Security Agent in the form received for distribution as provided in Section 2.04 of the Mortgage.

          (c) By acceptance of its Junior Loan Certificate, the Junior Loan Participant hereby irrevocably authorizes and empowers the Senior Loan Participants or the Security Agent acting on its behalf, to demand, sue for, collect and receive every payment or distribution made on or in respect of the Junior Loan Certificate or other sum owing to the Junior Loan Participant under the Operative Documents (other than an Indemnity Claim) and to file claims and take such other proceedings, in its own name or in the name of the Junior Loan Participant or otherwise, as the Senior Loan Participants or the Security Agent acting on their behalf may deem necessary or advisable for the enforcement of the provisions hereof. By the acceptance of its Junior Loan Certificate, the Junior Loan Participant agrees duly and promptly to take such action as may be reasonably requested by the Senior Loan Participants or the Security Agent acting on their behalf to collect the indebtedness evidenced by its Junior Loan Certificate or otherwise owing to it under the Operative Documents (other than Indemnity Claims) for the account of the Senior Loan Participants and/or to file appropriate proofs of claim in respect of such indebtedness, and to execute and deliver to the Senior Loan Participants or the Security Agent acting on their behalf on demand such powers of attorney, proofs of claims, assignments of claim or proofs of claim, or other instruments as may be reasonably requested by the Senior Loan Participants or the Security Agent acting on their behalf to enforce any and all claims upon or with respect to its Junior Loan Certificate or otherwise owing to it under the Operative Documents (other than Indemnity Claims).

          (d) The Senior Loan Participants or the Security Agent acting on their behalf may, at any time and from time to time, without the consent of or notice to the Junior Loan Participant, without incurring responsibility to such Junior Loan Participant and without impairing or releasing any of the rights of the Senior Loan Participants, or any of the obligations of the Junior Loan Participant hereunder:

              (i) sell, exchange, release or otherwise deal with all or any part of any property by whomsoever mortgaged or pledged to secure, or howsoever securing, the Senior Loan Certificates;

              (ii) except as otherwise expressly provided in this Agreement, exercise or refrain from exercising rights against the Borrower or any other Person; and

              (iii) other than Indemnity Claims, apply any sums, by whomsoever paid or however realized, as provided in Section 2.04 of the Mortgage.

          (e) By the acceptance of its Junior Loan Certificate, the Junior Loan Participant agrees that in the event that it shall receive any payment on the Junior Loan Certificate or otherwise owing to it under the Operative Documents which it is not entitled to receive under this Section 13 or Section 2.04 of the Mortgage, it will hold any amount so received in trust for the Senior Loan Participants and will forthwith turn over such payment to the Security Agent on behalf of the Senior Loan Participants in the form received to be applied as provided in Section 2.04 of the Mortgage.

          (f) By acceptance of its Junior Loan Certificate, the Junior Loan Participant agrees that it may not commence any action or proceeding against the Borrower or any other Person obligated in respect of any Operative Document to recover all or any part of the principal or interest on its Junior Loan Certificate or any other sum owing to it under any Operative Document or join with any creditor, unless the Senior Loan Participants shall also join, in bringing any such action or proceeding.

          (g) By acceptance of its Junior Loan Certificate, the Junior Loan Participant hereby irrevocably authorizes and empowers the Security Agent on behalf of the Senior Loan Participants to vote the full amount of the indebtedness evidenced by the Junior Loan Certificate or otherwise owing to it under the Operative Documents.

          (h) By acceptance of its Junior Loan Certificate, the Junior Loan Participant agrees that it will not transfer, assign or otherwise dispose of any interest in the Junior Loan Certificate to any entity that is not the Manufacturer or an Affiliate of the Manufacturer without the prior written consent of the Security Agent, such consent not to be unreasonably withheld.

          (i) [Intentionally omitted]

          (j) The provisions of this Section 13 and Section 2.04 of the Mortgage are solely for the purpose of defining the relative rights of the Senior Loan Participants on one hand, and the Junior Loan Participant on the other hand, and nothing herein shall, except as otherwise provided herein, impair, as between the Borrower, and the Junior Loan Participant, the obligation of the Borrower, which is unconditional and absolute, to pay to the Junior Loan Participant the principal amount of the Junior Loan Certificate, interest thereon and all other amounts payable hereunder and under the other Operative Documents in accordance with the terms and the provisions hereof and thereof.

     SECTION 14.    Payment Rights.
                    --------------

          (a) (i) In the event that an Event of Default shall have occurred and be continuing, the Junior Loan Participant may elect, by written notice to the Security Agent, to purchase all, but not less than all, the Senior Loan Certificates then outstanding on the date specified in such written notice, which notice, in order to be effective, shall state that it is irrevocable.
Each Senior Loan Participant agrees by its acceptance thereof that it will upon payment to it from the Junior Loan Participant of an amount equal to the aggregate unpaid principal amount of all Senior Loan Certificates then held by such Loan Participant, together with accrued and unpaid interest thereon to the date of payment, Break Amount, if any, for such Loan Participant, with respect to such Loan Certificates and all other sums then due and payable to such Loan Participant hereunder, all in immediately available funds under its Senior Loan

Certificates and under the other Operative Documents, forthwith sell, assign, transfer and convey to the Junior Loan Participant (without recourse, representation or warranty of any kind except as to title in and to the Senior Loan Certificates and except for its own acts or omissions, including without limitation the absence of liens attributable to it), all of the right, title and interest of such Loan Participant in and to the Mortgage Estate, the Mortgage, Senior Loan Certificates held by such Loan Participant and the other Operative Documents and the purchaser shall assume all of such Loan Participant's obligations under the Operative Documents from and after the effectiveness of such transfer. If the Junior Loan Participant shall so request, such Loan Participant will comply with all provisions of Section 2.08 of the Mortgage (other than those relating to Securities Act compliance) to enable new Loan Certificates to be issued to the purchaser in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Senior Loan Certificates shall be borne by the Junior Loan Participant. In the case of such purchase, the Junior Loan Participant shall, upon request, furnish to the Senior Loan Participants an opinion of counsel for the purchaser satisfactory to such Senior Loan Participants (or other evidence reasonably satisfactory to the Senior Loan Participants) that such transfer and conveyance are exempt from registration under the Securities Act and do not violate any registration provision of any applicable state securities laws.

              (ii)  Prior to the exercise of its rights and remedies under
     Article V of the Mortgage and/or the exercise of the Security Agent's purchase right under Section 3.a of the Consent and Agreement in respect of any Aircraft as a result of the occurrence of an Event of Default under the Mortgage, the Security Agent shall notify the Junior Loan Participant in writing. The Junior Loan Participant shall have the option, exercisable at any time within ten (10) Business Days following receipt by the Junior Loan Participant of such notice, to purchase the Security Agent's interest in the Boeing Purchase Agreement insofar as it relates to any or all such Aircraft. In the event that the Junior Loan Participant notifies the Security Agent that it intends to exercise its option with respect to any or all such Aircraft, the Junior Loan Participant shall purchase the Security Agent's interest in the Boeing Purchase Agreement in respect of such Aircraft by paying to the Security Agent within ten (10) Business Days following the date of its notice to the Security Agent an amount equal to the aggregate amount of Drawings outstanding with respect to such Aircraft, accrued and unpaid interest thereon and Break Amount (if any), in each case owed the Senior Loan Participants under the Senior Loan Certificates or otherwise under the Operative Documents.

          (b) In the event of any default by the Borrower in the payment when due (without regard to any applicable grace period) of any installment of interest due under the Senior Loan Certificates, the Junior Loan Participant may, within five (5) Business Days after such default shall have become an Event of Default (such period, the "Cure Period"), without the consent or concurrence of any Senior Loan Participant, pay, as provided in Section 2.05 of the Mortgage, for application in accordance with Section 2.04 of the Mortgage a sum equal to the amount of all (but not less than all) such overdue interest.
Solely for the purpose of determining whether there exists an Event of Default, any timely payment by the Junior Loan Participant pursuant to, and in compliance with, the first sentence of this Section 14(b) shall be deemed to remedy (but solely for purposes of the Mortgage) any default by the Borrower in the payment of installments of interest theretofore due and payable under the Senior Loan Certificates. If, on the basis specified in the preceding sentence, any Event of Default shall have been remedied, then any declaration pursuant to the Mortgage that the Senior Loan Certificates are due and payable or that an Event of Default exists hereunder shall be deemed to be rescinded, and the Junior Loan Participant shall (to the extent of any such payments made by it) be subrogated to the rights of the Senior Loan Participants, to receive from the Security Agent any such payment of overdue interest when made by the Borrower and shall be entitled, so long as no other Default under Section 4.07 or 4.08 or any Event of Default under the Mortgage shall have occurred and be continuing or would result therefrom, to receive, subject to the provisions hereof and of the Mortgage, such payment upon receipt thereof by the Security Agent; provided that
                                                                   --------
the Junior Loan Participant shall not otherwise attempt to recover any such amount paid by it on behalf of the Borrower pursuant to this Section 14(b) except by demanding of the Borrower payment of such amount or by commencing an action at law against the Borrower for the payment for such amount; provided,
                                                                    --------
further, that at no time while an Event of Default shall have occurred and be
-------
continuing (A) shall any such demand be made or shall any such action be commenced (or continued), and (B) any amounts nevertheless received by the Junior Loan Participant in respect thereof shall be held in trust for the benefit of, and promptly paid to, the Security Agent for distribution as provided in Section 2.04 of the Mortgage; and further provided that:
                                              ------- --------

          (x) the Junior Loan Participant may cure only three defaults during the term hereof; and

          (y) the Junior Loan Participant shall have no right to cure any Event of Default except as specified in this Section 14(b).

     SECTION 15.    Confidentiality.
                    ---------------

     Each of the Loan Participants and the Security Agent covenants and agrees to keep confidential, and not to disclose to any third parties, all non-public information received by it from the Borrower pursuant to the Operative Documents, provided that such information may be made available: (1) to prospective and permitted transferees of a Loan Participant's Loan Certificates or the Security Agent's respective interest in the Mortgage Estate, who agree to hold such information confidential, (2) to any Holder's counsel or independent certified public accountants, independent insurance advisors or other agents who agree to hold such information confidential, (3) as may be required by applicable law or by any statute, court or administrative order or decree or governmental ruling or regulation (or, in the case of any Holder, to any bank examiner or other regulatory personnel), or (4) as may be necessary for purposes of enforcement of any Operative Document.

     SECTION 16.    Miscellaneous.
                    -------------

          (a) The representations, warranties, indemnities and agreements of the Borrower provided for in this Agreement and each party's obligations under any and all thereof, shall survive the expiration or other termination of this Agreement or any other Operative Document, except as expressly provided herein or therein.

          (b) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party or parties thereto.

          (c)  (i)   This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns including each successive holder of any Loan Certificate(s) issued and delivered pursuant to this Agreement or the Mortgage whether or not an express assignment to any such holder of rights under the Agreement has been made.

               (ii) The Borrower may not assign any of its rights or obligations under this Agreement or the other Operative Documents except to the extent expressly provided thereby.

               (iii) Each Senior Loan Participant may assign its Senior Loan Certificate, in whole or in part, as provided in Section 2.08 of the Mortgage, which assignment shall be effected pursuant to an agreement substantially in the form of Exhibit B hereto. In addition, a Senior Loan Participant may assign, in whole or in part, its Commitment in respect of any Advance to any other financial institution (so long as Borrower has no obligations under Section 8 hereof or Section 2.13 of the Mortgage for such transferee that are higher than the obligations that would be payable to the transferor) having a net worth which demonstrates that such financial institution is capable of meeting its funding obligation in respect of the assigned Commitment, which assignment shall be effected pursuant to an agreement substantially in the form of Exhibit B hereto, appropriately modified to relate to the assignment of a Commitment. Effective upon the assignment of any Commitment, the assigning Loan Participant shall be relieved of its obligations in respect of such Commitment to the extent the assignee thereof shall have become obligated in respect thereof.

          (d) No Loan Participant shall have any obligation or duty to the Borrower, or to other Persons with respect to the transactions contemplated hereby except those obligations or duties of such Loan Participant expressly set forth in this Agreement and the other Operative Documents and no Loan Participant shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall any Loan Participant be liable to the Borrower for any action or inaction on the part of the Security Agent in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Security Agent.

          (e) Any reference herein to an approval, consent or waiver to be given by the Loan Participants shall be deemed hereunder to be an approval, consent or waiver, as the case may be, if a Majority in Interest of Holders approve, consent or waive, as the case may be.


                       *               *               *

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                         MIDWAY AIRLINES CORPORATION,
                         Borrower


                         By:         *
                            --------------------------------------

                            ______________________________________

                         LANDESBANK SCHLESWIG-HOLSTEIN
                         GIROZENTRALE, Security Agent


                         By:          *
                            --------------------------------------

                            ______________________________________


                         Senior Loan Participants:
                         ------------------------

                         LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE


                         By:          *
                            --------------------------------------

                            ______________________________________



                         WACHOVIA BANK, N.A.


                         By:         *
                            --------------------------------------
                            Senior Vice President



                         BANKGESELLSCHAFT BERLIN, A.G.


                         By:         *
                            --------------------------------------

                            ______________________________________


__________________
* Indicates information deleted for confidentiality purposes.

                                 Junior Loan Participant:
                                 -----------------------

                                 BOEING NEVADA, INC.


                                 By:           *
                                    --------------------------------------
                                 Its: ____________________________________


________________
* Indicates information deleted for confidentiality purposes.

                                  Schedule I

                         Notice & Account Information
                         ----------------------------

                                       *


---------------
* Indicates information deleted for confidentiality purposes.

                                  Schedule II


                                Participations
                                --------------


                                       *

--------------
* Indicates information deleted for confidentiality purposes.

                                 Schedule III


                            Description of Aircraft
                            -----------------------



 Aircraft       Scheduled Delivery Date
----------      -----------------------
  30740             February 2001

  30741               April 2001

  30742               June 2001

  30743              August 2001

  30744              October 2001

  30745              December 2001

  30746              February 2002

  30747               April 2002

  30748               June 2002

  30749              August 2002

  30750              October 2002

                                  Schedule IV

                                   Advances
                                   --------


                                       *

-----------------
* Indicates information deleted for confidentiality purposes.

                                                                       EXHIBIT A


                          FUNDING NOTICE [MIDWAY/LBK]


                                ______ __, 200_


Landesbank Schleswig-Holstein Girozentrale

*

Re:  Predelivery Deposit Payment Financing for Midway Airlines
     ---------------------------------------------------------

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement [Midway/LBK] dated as of July 31, 2000 (the "Credit Agreement"; capitalized terms used herein without
                       ----------------
definition shall have the definitions set forth in the Credit Agreement) entered into among Midway Airlines Corporation, as borrower (the "Borrower"), the
                                                          --------
institutions listed on Schedule I thereto, as senior loan participants (the "Senior Loan Participants"), Boeing Nevada, Inc., as junior loan participant
-------------------------
(the "Junior Loan Participant") and Landesbank Schleswig-Holstein Girozentrale,
      -----------------------
as security agent (the "Security Agent").
                        --------------

               1. Pursuant to Section 2(c)(i) of the Credit Agreement, Borrower hereby requests a Drawing in accordance with the following parameters:

                    (1) Aircraft MSN: _________________

                    (2) Borrowing/Effective Date: ______________

                    (3) Advance Amount: _______________

                    (4) Senior Loan Portion: ______________

                    (5) Junior Loan Portion: _____________

                    (6) Each Loan Participant's Commitment for the Drawing is set forth in Annex 1 hereto.


------------------------
* Indicates information deleted for confidentiality purposes.

               2.   Please distribute the proceeds of the Drawing as follows:

               3. Borrower hereby confirms that the representations and warranties of the Borrower in Section 7 of the Credit Agreement are true and accurate on the date hereof as though made on the date hereof except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

The terms and provisions of this Funding Notice shall be binding upon and inure to the benefit of the Senior Loan Participants, the Junior Loan Participant and the Borrower and their respective successors and assigns.

This Funding Notice shall be governed by the internal laws of the State of New York.


                                 *     *     *

     By signing and returning an original counterpart hereof, the Senior Loan Participants and the Junior Loan Participant hereby accept and agree to the foregoing terms and provisions of this Letter Agreement.

                                    Very truly yours,

                                    MIDWAY AIRLINES CORPORATION


                                    By: __________________________________
                                    Title: _______________________________

                                    Annex 1


                        Loan Participants' Commitments
                        ------------------------------


               Loan Participant               Commitment
               ----------------               -----------

                                                                       EXHIBIT B


                              ASSIGNMENT AGREEMENT

     ASSIGNMENT AGREEMENT [Midway/LBK] dated as of __________ __, ____ between ________________________________ (the "Assignee") and
                                       --------
_____________________________ (the "Assignor").
                                    --------


                                   RECITALS

     WHEREAS, the Assignor is the holder of the Loan Certificate No. ____ dated __________ __, ____ (the "Assignor's Loan Certificate") issued under the Credit
                          ---------------------------
Agreement [Midway/LBK], dated as of July ___, 2000 (the "Credit Agreement")
                                                         ----------------
between Midway Airlines Corporation ("Midway"), the Loan Participants party
                                      ------
thereto and Landesbank Schleswig-Holstein Girozentrale, as Security Agent (the "Security Agent");
 --------------

     WHEREAS, the Assignor proposes to assign to the Assignee $____________ of the $_____________ Assignor's Loan Certificate and a pro rata portion of all of the rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents (as defined below) in respect thereof, on the terms and subject to the conditions set forth herein, and the Assignee proposes to accept the assignment of such rights and obligations from the Assignor on such terms and subject to such conditions;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     Section 1.  Definitions.  Unless otherwise defined herein, terms defined in
                 -----------
the Credit Agreement are used herein as therein defined.

     Section 2.  Assignment.  On __________ __, ____ (the "Effective Date"), and
                 ----------                                --------------
on the terms and subject to the conditions set forth herein, the Assignor will sell, assign and transfer to the Assignee, without recourse to or representation, express or implied, by the Assignor (except as expressly set forth in Section 5 hereof), a $___________ portion of the Assignor's Loan Certificate and a pro rata portion of the rights and obligations of the Assignor under the Credit Agreement and the other Operative Documents in respect thereof (but not with respect to any indemnity or other claim, interest thereon at the Past Due Rate and breakage amounts, if any, accrued and unpaid as of the Effective Date or thereafter payable to the Assignor in respect of the period prior to the Effective Date), and the Assignee shall accept such assignment from the Assignor and assume all of the obligations of the Assignor accruing from and after the Effective Date under the Credit Agreement and the other Operative Documents relating to the Assignor's Loan Certificate on such terms and subject to such conditions. Upon the satisfaction of the conditions set forth in Section 4 hereof, (A) the Assignee shall, on the Effective Date, succeed to the rights and be obligated to perform the obligations of a Loan Participant and Holder under the Credit Agreement and the other Operative Documents, and (B) the Assignor shall be released from its obligations under the Credit Agreement and the other Operative Documents accrued from and after the Effective Date, in each case to the extent such obligations have been assumed by the Assignee.

     Section 3.  Payments.  As consideration for the sale, assignment and
                 --------
transfer contemplated in Section 2 hereof, the Assignee shall pay to the Assignor, on the Effective Date, in lawful currency of the United States and in immediately available funds, to the account specified below its signature on the signature pages hereof, an amount equal to $_______________.

     Section 4.  Conditions.  This Assignment Agreement shall be effective upon
                 ----------
the due execution and delivery of this Assignment Agreement by the Assignor and the Assignee and the effectiveness of the assignment contemplated by Section 2 hereof is subject to (a) the receipt by the Assignor of the payment provided for in Section 3 hereof [and the receipt by the Assignee of an up-front fee in the amount of $_______] and (b) the delivery to the Security Agent of the Assignor's Loan Certificate, duly endorsed for [partial] transfer to the Assignee, together with a request in the form attached hereto as Exhibit A that a new Loan Certificate be issued to the Assignee and Assignor.

     Section 5.  Representations and Warranties of the Assignor.  The Assignor
                 ------------------------------------- --------
represents and warrants as follows: (a) the Assignor has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith, (b) the Assignor's interest in the Assignor's Loan Certificate is free and clear of any and all Liens created by or through the Assignor, (c) this Assignment Agreement constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms, and (d) the Assignor has received no written notice of any Default having occurred and continuing on the date of execution hereof.

     Section 6.  Representations and Warranties of the Assignee.  The Assignee
                 ----------------------------------------------
hereby represents and warrants to the Assignor that (a) the Assignee has full power and authority, and has taken all action necessary to execute and deliver this Assignment Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement, and no governmental authorizations or other authorizations are required in connection therewith, (b) this Assignment Agreement constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, and (c) the Assignee has fully reviewed the terms of the Operative Documents and has independently and without reliance upon the Assignor and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement.

     Section 7.  Further Assurances.  The Assignor and the Assignee hereby agree
                 ------------------
to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment Agreement.

     Section 8.  Governing Law.  This Assignment Agreement shall be governed by,
                 -------------
and construed in accordance with, the law of the State of New York.

     Section 9.  Notices.  All communications between the parties or notices in
                 -------
connection herewith shall be in writing, hand-delivered or sent by ordinary mail, telex or facsimile transmitter, addressed as set forth on the signature pages hereof. All such communications and notices shall be effective upon receipt.

     Section 10. Binding Effect.  This Assignment Agreement shall be binding
                 --------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 11. Interpretation.  The headings of the various sections hereof
                 --------------
are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

     Section 12. Integration of Terms.  This Assignment Agreement contains the
                 --------------------
entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and other writings with respect to the subject matter hereof.

     Section 13. Counterparts.  This Assignment Agreement may be executed in
                 ------------
one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                             [ASSIGNEE]


                                             By ______________________________
                                                 Name:
                                                 Title:

                                             Address for Notices:



                                             Wire Instructions:



                                             [ASSIGNOR]


                                             By ______________________________
                                                 Name:
                                                 Title:

                                             Address for Notices:



                                             Wire Instructions:

                                                                       Exhibit A
                                                         to Assignment Agreement


                 Request for Loan Certificate and Registration


                                                              _________ __, ____



To: Landesbank Schleswig-Holstein Girozentrale, as Security Agent

Ladies and Gentlemen:

     We refer to the assignment by ___________________________ (the "Assignor"),
                                                                     --------
of certain of its rights and obligations with respect to Loan Certificate No. ______ in the principal amount of $____________ (the "Assignor's Loan
                                                      ---------------
Certificate") to ___________________________ (the "Assignee"), pursuant to
-----------                                        --------
an Assignment Agreement [Midway/LBK] dated as of _______ __, ____ between the Assignor and the Assignee. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in such Assignment Agreement. The Assignor hereby delivers the Assignor's Loan Certificate to Landesbank Schleswig-Holstein Girozentrale, in its capacity as Security Agent. The Assignor requests Midway Airlines Corporation to issue to (i) the Assignee a new Loan Certificate (the "New Loan Certificate") in the principal amount of $____________ and (ii) to the
---------------------
Assignor a new Loan Certificate (the "Assignor's New Loan Certificate") in the
                                      -------------------------------
principal amount of $______________, each, with a [Borrowing Date] issue date.

     [The Assignor represents, for the benefit of the Security Agent and each Senior Loan Participant, that the Assignee is the Manufacturer or an Affiliate of the Manufacturer.]/1/

     The Security Agent is hereby instructed to pay all interest on the portion of the Assignor's Loan Certificate being assigned hereunder accrued through the date hereof directly to Assignor on the Interest Borrowing Date such interest is payable and paid.

------------------------
/1/    To be used for transfers with respect to the Junior Loan Certificate.

     The Assignor requests the Security Agent to deliver the New Loan Certificate to the Assignee at its address set forth below and to deliver the Assignor's New Loan Certificate to the undersigned.

                                   Very truly yours,

                                   [ASSIGNOR]


                                   By _____________________________________
                                      Name:
                                      Title:



                                   [ASSIGNEE]


                                   By _____________________________________
                                      Name:
                                      Title:

                                   Address for Notices:



                                   Wire Instructions:



Accepted and Agreed:

LANDESBANK SCHLESWIG-HOLSTEIN
GIROZENTRALE, as Security Agent


By ________________________________
   Title:

                                                                       EXHIBIT C


                                       *



--------------------
* Indicates information deleted for confidentiality purposes.

                                                                       EXHIBIT D

                             Intentionally Reserved

                                                                     EXHIBIT E-1


                             CONSENT AND AGREEMENT
                             ---------------------
                TO MORTGAGE AND SECURITY AGREEMENT [MIDWAY/LBK]
                -----------------------------------------------


     THIS CONSENT AND AGREEMENT ("Consent") entered into as of August __, 2000 is among Midway Airlines Corporation ("Midway"), each Senior Loan Participant identified on the signature pages hereto (together with their successors and assigns "Senior Loan Participants"), Boeing Nevada, Inc. ("Junior Loan Participant"), Landesbank Schleswig-Holstein Girozentrale, as Security Agent on behalf of each Loan Participant ("Assignee") and The Boeing Company ("Manufacturer").

                                    RECITALS
                                    --------

     A. Midway and Assignee have heretofore entered into that certain Credit Agreement [Midway/LBK] dated as of July 31, 2000 ("Credit Agreement") among Midway, the Senior Loan Participants, the Junior Loan Participant and Assignee, pursuant to which Assignee and the Loan Participants have agreed to make certain funds available to Midway in order to enable Midway to meet certain of its deposit and advance payment obligations under the Boeing Purchase Agreement in respect of the Aircraft specified in the Mortgage.

     B. Midway and Assignee have entered into that certain Mortgage and Security Agreement [Midway/LBK] dated as of July 31, 2000 ("Mortgage"), pursuant to which Midway has granted to Assignee a security interest in all of Midway's right and interest in and to the Boeing Purchase Agreement with respect to the Aircraft in order to secure performance of Midway under and in respect of the Operative Documents.

     C. Midway and Assignee wish to obtain Manufacturer's consent to the Mortgage and Manufacturer is willing to grant such consent, all subject to and upon the terms and conditions provided herein.

     NOW THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

     1.   Definitions
          -----------

          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Mortgage.

                                     E-1-1

2.   Consent of Manufacturer
     -----------------------

          a. Manufacturer hereby acknowledges notice of the Mortgage and consents, subject to the terms and conditions of this Consent, to the assignment to Assignee of all of Midway's right and interest in and to the Boeing Purchase Agreement with respect to the Aircraft pursuant to the Mortgage.

          b. Manufacturer agrees that this Consent constitutes the consent of Manufacturer as required by the Boeing Purchase Agreement.

     3.   Assignee's Rights under the Mortgage
          ------------------------------------

          a.   Event of Default.  Manufacturer acknowledges that, subject to the
               ----------------
               provisions of Paragraph 4 hereof, upon and after notice to Manufacturer by Assignee that an Event of Default under the Mortgage has occurred and is continuing and that Assignee is exercising its rights and remedies under the Mortgage (and until Manufacturer receives a further written notice from Assignee to the effect that Midway may again exercise the rights of "Customer" under the Boeing Purchase Agreement), Assignee shall be entitled to make all demands, give all notices, take all actions and exercise all rights of "Customer" under and subject to the Boeing Purchase Agreement and Midway shall not be entitled to do so including, if Assignee purchases an Aircraft, the right to all product support and warranties with respect thereto under the Boeing Purchase Agreement, to the extent assigned under the Mortgage. Manufacturer acknowledges that such rights of "Customer" include Assignee's right to purchase the Aircraft and agrees that in such event, the purchase price for an Aircraft shall be equal to the Aircraft Price (as defined in the Boeing Purchase Agreement) minus twenty-five percent of the escalated Airframe Price (as defined in the Boeing Purchase Agreement) as set forth in that certain Letter Agreement 6-1162-CPJ-313 dated June 11, 1999 between Manufacturer and Midway ("Agreed Price"). To the extent Assignee exercises its right to purchase one or more Aircraft, it shall be under no obligation to exercise such right with respect to any other Aircraft.

          b.   Termination of Boeing Purchase Agreement by Manufacturer.
               --------------------------------------------------------
               Manufacturer agrees that upon deciding to terminate the Boeing Purchase Agreement with respect to the rights related to any one or more of the Aircraft, (i) it shall give Assignee written notice of its intent to terminate the Boeing Purchase Agreement; and (ii) Assignee shall have the right, within ten (10) business days of receipt of such notice, subject to the provisions of Paragraph 4 of this Consent, to give Manufacturer written notice of its irrevocable decision to assume all of the obligations of "Customer" under the terminated Boeing Purchase Agreement insofar as it

                                     E-1-2
               relates to any or all of the Aircraft by entering into a substitute purchase agreement with Manufacturer, relating to such Aircraft on terms and conditions substantially equivalent to those set out in the Boeing Purchase Agreement. If Assignee does so notify Manufacturer and enter into a substitute purchase agreement, then, subject to the terms of the Mortgage and Paragraph 7 of this Consent, Assignee shall be entitled to make all demands, give all notices, take all actions and exercise all rights of "Customer" under and subject to the substitute purchase agreement and purchase the Aircraft for the Agreed Price. If no notice from Assignee is timely received, Midway and Assignee will be deemed to have waived all rights thereto. In such case, Manufacturer shall be entitled but not obliged to purchase from Assignee or Midway, as applicable, all buyer furnished equipment related to the terminated Aircraft under the Boeing Purchase Agreement, in which Assignee or Midway, as appropriate, has title or an uncontested right to title. To the extent Assignee exercises its right to be treated as "Customer" with respect to one or more Aircraft, Assignee shall be under no obligation to exercise such right with respect to any other Aircraft.

          c.   Assignment.  Manufacturer acknowledges that upon the occurrence
               ----------
               of an Event of Default under the Mortgage and notice thereof by the Assignee to Manufacturer, subject to Section 4 hereof, the Assignee shall have the right to assign its rights in and to the Mortgage and this Consent (including the right to purchase Aircraft in accordance with Section 3 hereof), as a delivery assignment taking effect at or about delivery of the relevant Aircraft, pursuant to an assignment agreement in the form of Annex I hereto and any such assignee shall be entitled to exercise the Assignee's rights thereunder and hereunder; provided, that Assignee shall not assign its rights to any other manufacturer of aircraft or to an entity with which the Manufacturer is prevented by law from doing business, without the Manufacturer's prior written consent.

          d.   Delivery Location.  Manufacturer agrees that if Assignee
               -----------------
               exercises its rights under the Mortgage and purchases one or more of the Aircraft, that Manufacturer will cooperate with Assignee in accordance with and subject to the relevant provisions of the Boeing Purchase Agreement to deliver the Aircraft in a jurisdiction reasonably satisfactory to Assignee and Manufacturer in order to minimize or avoid the imposition of any sales, use, value added or other transfer taxes which may be imposed in connection with such purchase. In the event that the Aircraft is to be delivered in a location other than the location specified in the Boeing Purchase Agreement, Assignee will be responsible for all costs beyond those required to support delivery per the Boeing Purchase Agreement. Such costs will include (but are not limited to) ferry flight of the aircraft to

                                     E-1-3
               the alternate delivery location, transportation costs and per diem for Manufacturer's personnel required to support delivery in the alternate location, charges associated with the use of the alternate location and any increased tax obligation on Manufacturer. In any case, all pre-delivery activity (including but not limited to); customer inspections, customer flights and document reviews will be conducted at Manufacturer's facilities in Washington State. It is agreed that the states of Montana, New Hampshire and South Carolina are appropriate alternate delivery locations.

     4.   Manufacturer's Purchase Option
          ------------------------------

     Prior to the exercise of its rights and remedies under Article V of the Mortgage and/or the exercise of Assignee's purchase right under Section 3.a hereof in respect of any Aircraft as a result of the occurrence of an Event of Default under the Mortgage, Assignee shall notify Manufacturer in writing. Manufacturer shall have the option (the "Manufacturer's Option"), exercisable at any time within ten (10) Business Days following receipt by Manufacturer of such notice, to purchase Assignee's interest in the Boeing Purchase Agreement insofar as it relates to any or all such Aircraft. In the event that Manufacturer notifies Assignee that it intends to exercise Manufacturer's Option with respect to any or all such Aircraft, Manufacturer shall purchase Assignee's interest in the Boeing Purchase Agreement by paying to Assignee within ten (10) Business Days following the date of its notice to Assignee, an amount equal to the aggregate amount of Drawings outstanding to the Senior Loan Participants with respect to such Aircraft, accrued and unpaid interest thereon (up to 90 days of accrued and unpaid interest only) and Break Amount (if any) owed the Senior Loan Participants under the Senior Loan Certificates or otherwise under the Operative Documents. If Manufacturer fails to exercise Manufacturer's Option during such ten (10) Business Day period, Manufacturer shall be deemed to have waived the Manufacturer's Option and Assignee may exercise its rights and remedies under the Mortgage.

     5.   Midway's Waiver and Indemnity; No Release from Obligations
          ----------------------------------------------------------

          a. Midway hereby waives any rights which it may have pursuant to contract or law or otherwise against Manufacturer arising out of, or resulting from, the exercise by Assignee of its rights and remedies under the Mortgage or this Consent and agrees to indemnify and hold harmless Manufacturer, its successors and assigns, and their respective officers, directors and employees from and against any and all claims, losses or liabilities (including reasonable attorneys' fees) resulting therefrom.

          b. Midway hereby agrees, expressly for the benefit of Manufacturer that notwithstanding anything contained in the Mortgage to the contrary: (i) Midway shall at all times remain liable to Manufacturer under the Boeing Purchase Agreement to perform all duties and obligations of the "Customer" thereunder in respect of the Aircraft to the same extent as if

                                     E-1-4
               the Mortgage and this Consent had not been executed, and (ii) the exercise by Assignee of any rights assigned under the Mortgage shall not release Midway from any of its duties or obligations to Manufacturer under the Boeing Purchase Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties or obligations.

     6.   Notices
          -------

          a. Midway and Assignee agree, expressly for the benefit of Manufacturer, that for all purposes of the Mortgage, Manufacturer shall not be deemed to have knowledge of and need not recognize any event, condition, right, remedy or dispute affecting the interests of Midway or Assignee under the Mortgage unless and until Manufacturer shall have received written notice thereof from Assignee addressed to its Vice President-Contracts, Boeing Commercial Airplane Group, if by mail, at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124 or to 32-9430 Answerback BOEINGREN RNTN, if by telex. In acting in accordance with the Boeing Purchase Agreement and this Consent, Manufacturer may rely conclusively upon any such notice.

          b. Manufacturer shall be entitled to rely conclusively upon any notice or instruction received by it from Assignee pursuant to the Mortgage or this Consent, and Manufacturer shall have no obligation to inquire as to the accuracy of such notice or instruction or as to the relative priority of rights of any person asserting rights in and to the Boeing Purchase Agreement and the Aircraft.

          c. Except as provided in Paragraph 3 of this Consent, unless and until Assignee shall have notified Manufacturer that it is exercising its rights and remedies under the Mortgage, Midway shall have all rights and obligations of "Customer" under the Boeing Purchase Agreement and Manufacturer shall have no duty to consult with or otherwise deal with Assignee concerning the Boeing Purchase Agreement or the Aircraft. Without limiting the generality of the foregoing, prior to the receipt of Assignee's written notice that it is exercising its remedies under the Mortgage, as provided in Paragraph 3(a) hereof, Manufacturer shall have no obligation to inquire as to whether Midway has complied with the provisions of the Mortgage and shall be entitled to rely upon any notice, consent, waiver or other action taken by Midway in connection with the Boeing Purchase Agreement.

                                     E-1-5

          d. Notice to Assignee hereunder shall be given by hand, first class, certified or registered mail, by a recognized overnight courier service or by telecopier (confirmed by mail or overnight courier) at *.

     7.   Rights Subject to the Boeing Purchase Agreement
          -----------------------------------------------

          a. Assignee and each Loan Participant hereby agrees, expressly for the benefit of Manufacturer, that, notwithstanding anything contained in the Mortgage to the contrary (and without in any way releasing Midway from any of its duties or obligations under the Boeing Purchase Agreement), insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including without limitation data, documents, training and services) delivered or to be delivered pursuant to the Boeing Purchase Agreement, the terms and conditions of the Boeing Purchase Agreement, including without limitation, the DISCLAIMER AND
                                                            --------------
               RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
               -------     --------------------------------------------
               Article 11 of Part 2 of Exhibit C to the AGTA which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in Article 8.2 of the AGTA which was incorporated by reference into the Boeing Purchase Agreement, shall apply to and be binding upon Assignee to the same extent as if Assignee had been the original "Customer" thereunder.
               Assignee and each Loan Participant further agrees, expressly for the benefit of Manufacturer, that at any time and from time to time upon the written request of Manufacturer, it shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as Manufacturer may reasonably request in order to obtain the full benefits of its agreements set forth in this paragraph.

          b. Except as otherwise expressly provided in this Consent, the execution and delivery by Manufacturer of this Consent and the performance by Manufacturer of its obligations hereunder shall not be regarded as having created or imposed upon Manufacturer any increased or additional obligations or undertakings or any increased or additional limitations to the rights and duties on its part than are contained in the Boeing Purchase Agreement as a result of entering into this Consent. Manufacturer shall not be required to divest itself of title to or possession of the Aircraft or any other thing to be delivered under the Boeing Purchase Agreement until delivery and transfer thereof and payment therefor, as provided in the Boeing Purchase Agreement, or to take any action with respect to the

-----------------
* Indicates information deleted for confidentiality purposes.

                                     E-1-6

               Boeing Purchase Agreement or the Aircraft in any manner inconsistent with applicable law (including, without limitation, any bankruptcy or other court order, ruling or finding).

     8.   Application of Deposits and Advance Payments
          --------------------------------------------

     The parties hereto acknowledge and agree that in the event Assignee exercises its rights under the Mortgage and purchases any Aircraft, the deposits and advance payments made under the Boeing Purchase Agreement with respect to such Aircraft shall be applied toward the purchase price of such Aircraft.

     9.   Indemnification of Manufacturer by the Assignee
          -----------------------------------------------

     Assignee agrees to indemnify, defend and hold harmless Manufacturer, its successors and assigns, and their respective officers, directors and employees (collectively, the "Indemnitees") and each an "Indemnitee") from and against any and all claims, losses obligations, damages, penalties, actions, judgments, suits, costs, expenses and disbursements and liabilities of any kind whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees) which may be imposed on, incurred by, or asserted against such Indemnitees in any manner resulting from or arising out of the exercise by Assignee of its rights or remedies under the Mortgage or this Consent, if and only if it is determined by the final judgment of a court of competent jurisdiction that Assignee was not entitled to exercise such rights or remedies or that such rights or remedies were exercised contrary to the provisions of this Consent, the Mortgage or applicable law. If any Indemnitee hereunder has knowledge of any liability hereby indemnified against, it shall give prompt written notice thereof to Assignee. Assignee shall have the right to investigate, defend or compromise any claim for which indemnification is sought and each Indemnitee hereunder shall cooperate with the reasonable requests of Assignee with respect thereto.

     10.  Manufacturer's Representations, Warranties and Covenants
          --------------------------------------------------------

     Manufacturer hereby represents and warrants to Midway and Assignee that:

          a. Manufacturer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in the State of Washington.

          b. Manufacturer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Consent and the execution, delivery and performance of this Consent have been duly authorized by all necessary corporate action on the part of Manufacturer.

                                     E-1-7

          c. Each of the Boeing Purchase Agreement and this Consent has been duly executed and delivered by Manufacturer and constitute the legally valid and binding obligation of Manufacturer, enforceable against Manufacturer in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is at issue in the proceeding in equity or at law).

          d. Manufacturer confirms that the amounts set forth in Table 1 to the Boeing Purchase Agreement accurately represent the advance payments due and owing under the Boeing Purchase Agreement with respect to each Aircraft.

          e. In the event the Manufacturer releases Midway from its obligations under the Boeing Purchase Agreement to purchase an Aircraft prior to the expiration of the ten (10) Business Day period in Section 3.b hereof, the Manufacturer shall pay to the Assignee in full the Series of Drawings made by the Senior Loan Participants with respect to such Aircraft, together with all interest accrued and unpaid thereon under the Senior Loan Certificates, and all other amounts due and payable in respect of such Drawings under the Operative Documents.

          f. Manufacturer will not convey title to any of the Aircraft to Midway without confirmation from the Security Agent that all amounts due and owing from Midway to the Loan Participants with respect to such Aircraft have been paid in full (or arrangements are in place to repay the Loan Participants simultaneously with such conveyance).

     11.  GOVERNING LAW
          -------------

     THIS CONSENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

     12.  Counterparts
          ------------

     This Consent may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                                     E-1-8

     IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers or agents as of the date first above written.

MIDWAY:                            MIDWAY AIRLINES CORPORATION

                                   By: ________________________________________
                                   Its: _______________________________________


ASSIGNEE:                          LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE,
                                    as Security Agent

                                   By: ________________________________________
                                   Its: _______________________________________


MANUFACTURER:                      THE BOEING COMPANY

                                   By: ________________________________________
                                   Its: _______________________________________


SENIOR LOAN PARTICIPANTS:          LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE

                                   By: ________________________________________
                                   Its: _______________________________________


                                   BANKGESELLSCHAFT BERLIN A.G.

                                   By: ________________________________________
                                   Its: _______________________________________


                                   WACHOVIA BANK, N.A.

                                   By: ________________________________________
                                   Its: _______________________________________


JUNIOR LOAN PARTICIPANT:           BOEING NEVADA, INC.

                                   By: ________________________________________
                                   Its: _______________________________________


                                     E-1-9

                                    ANNEX I

--------------------------------------------------------------------------------


                         PURCHASE AGREEMENT ASSIGNMENT



                                     Dated
                                [_____________]


                                    between


                  LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE,
           not individually, but solely as Security Agent, on behalf
                           of the Loan Participants,
                                    Assignor


                                      and


                          --------------------------
                                    Assignee

                                --------------



--------------------------------------------------------------------------------

                                    E-1-10

                         PURCHASE AGREEMENT ASSIGNMENT


          THIS PURCHASE AGREEMENT ASSIGNMENT dated ________, ____ between LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE, not individually, but solely as Security Agent on behalf of the Loan Participants under the Credit Agreement (as defined below) ("Assignor"), and __________________________________,
                 --------
("Assignee").
  --------


                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Midway Airlines Corporation ("Midway") has entered into the Purchase Agreement (as hereinafter defined) with Manufacturer (as hereinafter defined) pursuant to which, among other things, Manufacturer has agreed to sell to Midway, and Midway has agreed to purchase from Manufacturer, the Aircraft (as hereinafter defined);

          WHEREAS, Midway has entered into a Credit Agreement [Midway/LBK] dated as of July 31, 2000 ("Credit Agreement") among Midway, Assignor, as Security Agent, Wachovia Bank, N.A., Bankgesellschaft Berlin, A.G. and Landesbank Schleswig-Holstein Girozentrale (together with their successors and assigns, the "Senior Loan Participants") and Boeing Nevada, Inc. ("Junior Loan Participant);

          WHEREAS, Midway and Assignor have entered into a Mortgage and Security Agreement [Midway/LBK] dated as of July 31, 2000 ("Mortgage"), pursuant to which Midway has granted to Assignor a security interest in all of Midway's right and interest in and to the Purchase Agreement with respect to the Aircraft in order to secure payment and performance by Midway of its obligations under and in respect of the Operative Documents, including the Credit Agreement;

          WHEREAS, pursuant to the Mortgage, and the Consent and Agreement to Mortgage and Security Agreement executed by the Manufacturer in connection with the Credit Agreement, Assignor has the right, following an Event of Default under the Mortgage, to purchase the Aircraft from the Manufacturer; and

          WHEREAS, Assignee wishes to acquire the Aircraft and Assignor, on the terms and conditions herein and in the Consent and Agreement of the Manufacturer attached hereto as Exhibit A, desires to assign to Assignee all of Assignor's
                   ---------
rights and interests in and under the Purchase Agreement relating to the Aircraft, and Assignee desires to accept such assignment, as hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the parties hereto agree as follows:

                                    E-1-11

     Section 1.  Definitions.  For all purposes of this Assignment, except as
                 -----------
otherwise expressly provided for or unless the context otherwise requires, the following terms shall have the following meanings:

          "Aircraft" means that certain Boeing Model 737-700 Aircraft bearing
           --------
     manufacturer's serial number ________, including two (2) CFM International, Inc. Model CFM56-7 engines bearing manufacturer's serial numbers ________ and __________ in the configuration (including all optional features and customer furnished equipment) specified in the Purchase Agreement, together with, as the context permits, the aircraft and engine manuals, records and other technical documents delivered therewith under each of the Purchase Agreements.

          "Consent and Agreement" means a consent and agreement substantially in
           ---------------------
     the form of Exhibit A attached hereto.
                 ---------

          "Manufacturer" shall mean The Boeing Company, a Delaware corporation,
           ------------
     and its successors and assigns.

          "Purchase Agreement" means that certain Purchase Agreement Number 2235
           ------------------
     dated June 11, 1999 between Manufacturer and Midway, together with that certain Aircraft General Terms Agreement AGTA-MID dated as of June 11, 1999 between Manufacturer and Midway and that certain Customer Service General Terms Agreement dated as of June 11, 1999 between Manufacturer and Midway, in each case only to the extent relating to the Aircraft and including all Exhibits, Appendices, Tables, and Letter Agreements (excluding, in the case of the Purchase Agreement, Supplemental Exhibit EE1, Letter Agreements 6-1162-CPJ-308 (Schedule Reliability), 6-1162-CPJ-311 (Maintenance Cost Protection) and 6-1162-CPJ-316 (Special Matters); but including, without limitation, Letter Agreement 6-1162-CPJ-313 (Basic Credit Memorandum)).

          "Purchase Agreement Assignment", "this Agreement" or "this Assignment"
           -----------------------------
     shall mean this Purchase Agreement Assignment.

          "Purchase Price" shall mean the full invoice price for the Aircraft as
           --------------
specified in the invoice for the Aircraft to be delivered by the Manufacturer
pursuant to the Purchase   Agreement.

          All other terms used herein in capitalized form which are defined in the Credit Agreement and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     Section 2.  Assignment.  Assignor does hereby assign, transfer and set over
                 ----------
unto Assignee all of Assignor's right, title and interest in and to the Purchase Agreement, as and to the extent that such right, title and interest relate to the Aircraft and the purchase and operation thereof, including, without limitation, (a) the right to purchase the Aircraft pursuant to and in

                                    E-1-12
accordance with the Purchase Agreement upon valid tender by the Manufacturer,
(b) the right to accept delivery of the Aircraft, such acceptance to be exercised by an authorized representative of Assignee (provided that Manufacturer shall have received the written notice in advance of the identity and authority of such authorized representative), (c) the right to take title to the Aircraft and to be named as the purchaser in the bill of sale (the "Bill of
                                                                        -------
Sale") to be delivered by the Manufacturer, (d) all claims for damages in
----
respect of the Aircraft arising as a result of any default by the Manufacturer under the Purchase Agreement or by any vendor or other supplier of aircraft engines or other parts or equipment installed on or in the Aircraft referred to therein, including, without limitation, all warranty, service life policy, aircraft performance guarantee and indemnity provisions contained in the Purchase Agreement and all claims thereunder and (e) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; provided, however, notwithstanding anything contained herein to the contrary: (a) Assignor shall at all times remain liable to Manufacturer under the Purchase Agreement as and to the extent relating to the Aircraft to perform all duties and obligations of the Customer thereunder to the same extent as if this Assignment had not been executed, and (b) the exercise by Assignee of any rights assigned hereunder shall not release Assignor from any of its duties or obligations to Manufacturer under the Purchase Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties or obligations.

     Section 3.  Representations, Warranties and Covenants of Assignor.
                 -----------------------------------------------------
Assignor does hereby represent and warrant that Assignor has not sold, assigned or pledged or otherwise disposed of the whole or any part of the rights hereby assigned, and that such rights are free and clear of all liens, claims or encumbrances, except as provided in the Purchase Agreement.

     Section 4.  Acceptance of Assignment.  Assignee hereby accepts the
                 ------------------------
assignment contained in Section 2 hereof.

     Section 5.  Rights of Assignee.
                 ------------------

          (a) Effective upon the purchase of the Aircraft by Assignee, Assignee and its successors and permitted assigns shall, to the exclusion of Assignor, be entitled to assert and enforce such rights and claims as substitute party plaintiff or otherwise, and Assignor shall, at the request of Assignee or its successors or permitted assigns and at Assignor's expense, cooperate with and take such action as is reasonably necessary to enable Assignee and its successors and permitted assigns to enforce such rights and claims (including, without limitation, providing Assignee with an execution original or certified copy of the Purchase Agreement (but excluding therefrom any and all confidential pricing information)). In furtherance of the foregoing, Assignor hereby constitutes and appoints Assignee, its successors and permitted assigns, Assignor's true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder) with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compromise, settle, compound and give acquittance for any and all monies and claims for monies due and to become due under, or arising out of, the Purchase Agreement in respect of the Aircraft, to the extent that the same have been assigned by this Assignment, and for such period as Assignee may

                                    E-1-13
exercise rights with respect thereto hereunder, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith that Assignee may deem to be necessary or advisable in the premises.

          (b) All amounts that the Manufacturer or subcontractor or vendor, as the case may be, is obligated to pay to Assignor under the Purchase Agreement with respect to the Aircraft, including, without limitation, in respect of refunds thereunder or resulting from the enforcement of any warranty, covenant, representation, service life policy, aircraft performance guarantee, indemnity or product support agreement thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder (a "Manufacturer Payment"), will be payable and applicable directly to the Assignee.

     Section 6.  Certain Rights and Obligations of the Parties.
                 ---------------------------------------------

          (a) Assignee confirms for the benefit of the Manufacturer and subcontractor and vendor, as the case may be, that, insofar as the provisions of the Purchase Agreement (and applicable vendor and subcontractor agreements) relate to the Aircraft, in exercising any rights under the Purchase Agreement (and applicable vendor and subcontractor agreements), or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement (and applicable Vendor and subcontractor agreements), the terms and conditions of the Purchase Agreement (and applicable Vendor and subcontractor agreements) (including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C of the General Terms Agreement, and other warranty disclaimer, insurance and indemnity provisions in the Customer Support or Product Assurance Documents of Exhibits B and C, respectively, to the General Terms Agreement (and such similar provisions in the applicable Vendor and subcontractor agreements)) shall apply to, and be binding upon, Assignee to the same extent as if originally named "Customer" therein. Assignee further confirms that it cannot further assign its rights under the Purchase Agreement without the written consent of Manufacturer.

          (b) Nothing contained herein shall (i) subject the Manufacturer or subcontractors and vendors, as the case may be, to any liability to which it would not otherwise be subject under the Purchase Agreement (and applicable vendor and subcontractor agreements) or (ii) modify in any respect the Manufacturer's (or subcontractor's and vendor's, as the case may be) contract rights thereunder, except as provided in the Consent and Agreement attached hereto. Without limiting the generality of the foregoing, nothing contained in this Assignment shall require Manufacturer (or subcontractors and vendors, as the case may be) to transfer title to or possession of the Aircraft or any other goods, property or services under the Purchase Agreement (and applicable vendor and subcontractor agreements) until delivery thereof and payment therefor pursuant to and in accordance with the terms of the Purchase Agreement (and applicable vendor and subcontractor agreements).

                                    E-1-14

          (c) Insofar as this Agreement purports to assign vendor and subcontractor agreements and to bind vendors and subcontractors, Assignee agrees that such assignments and binding are subject to the terms and conditions of such vendor and subcontractor agreements and any provision of this Agreement that would violate any such agreement shall be considered void to the extent relating to such agreement, and neither Assignor nor any other person has made any representations as to the assignability of such agreements or the binding effect of this Agreement on such vendors and subcontractors. For the avoidance of doubt, Assignee acknowledges that the Manufacturer makes no representations or warranties about, and does not consent to, the assignment of engine warranties or warranties, if any, provided by any vendor or subcontractor suppliers of parts or equipment installed on the Aircraft.

          (d) Assignor and Assignee agree, expressly for the benefit of Manufacturer, that for all purposes of this Assignment, Manufacturer shall not be deemed to have knowledge of and need not recognize any event, condition, right, remedy or dispute affecting the interests of Assignor or Assignee unless and until Manufacturer shall have received written notice thereof addressed to its Vice President-Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124, if by mail, or to 32-9430 Answerback BOEINGREN RNTN, if by telex, and in acting in accordance with the Purchase Agreement and this Assignment, Manufacturer may conclusively rely upon such notice.

     Section 7.  Further Assurances.  Assignor agrees that at any time and from
                 ------------------
time to time Assignor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in writing in order to obtain the full benefits of this Assignment and of the rights and powers herein granted; provided however, that the execution and delivery of any such instrument or document shall not in any way limit or restrict the rights or enlarge the obligations of Assignor in respect of any of the Operative Documents.

     Section 8.  Nondisclosure.  Assignor and Assignee agree, expressly for the
                 -------------
benefit of the Manufacturer, that they will not disclose the terms of the Purchase Agreement to any third party, except (a) as required by applicable laws or governmental regulations, (b) with the prior written consent of the Manufacturer, (c) to the Participants and to potential transferees thereof permitted by the Operative Documents and their respective counsel or (d) to bona fide potential purchasers of the Aircraft or Assignee's interest therein permitted by the Participation Agreement or their respective counsel, independent auditors, insurance brokers or other agents. Any disclosure contemplated by clause (c) or (d) of the preceding sentence shall include a requirement that the entity to whom such information is disclosed shall be subject to obligations of nondisclosure with respect to such information substantially the same as those contained herein.

     Section 9.  Binding Effect.  This Assignment shall be binding upon and
                 --------------
shall inure to the benefit of Assignor, Assignee and their respective successors and permitted assigns.

                                    E-1-15

     Section 10.  Notice.  Except as otherwise expressly provided herein, notice
                  ------
hereunder may be given, and shall be deemed to have been received when given. Notice shall be sent to:

               Assignor

               Landesbank Schleswig-Holstein Girozentrale

               *


               Assignee


     Section 11.  Counterparts.  This Assignment may be executed by the parties
                  ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     Section 12.  Governing Law.  This Assignment shall be governed by and
                  -------------
construed in accordance with the internal laws of the State of New York, including all matters of construction, validity and performance.

     Section 13.  Delivery.  This Assignment is being delivered in the State of
                  --------
New York.

                                   *   *   *


-------------------
* Indicates information deleted for confidentiality purposes.

                                    E-1-16

          IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Assignment to be duly executed the day and year first above written.


                                   LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE, as Assignor


                                   By: _____________________________________
                                   Name:
                                   Title:



                                   _________________________________________
                                   as Assignee


                                   By: _____________________________________
                                   Name:
                                   Title:

                                    E-1-17

                                   EXHIBIT A
                                   ---------


                             CONSENT AND AGREEMENT


          The undersigned, THE BOEING COMPANY, a Delaware corporation, subject to the last paragraph hereof, hereby acknowledges notice of, and consents to all of the terms of, the Purchase Agreement Assignment dated _________, ______ by and between Landesbank Schleswig-Holstein Girozentrale, as Security Agent ("Assignor") and _________________ ("Assignee") (herein called the "Purchase
  --------                           --------                       --------
Agreement Assignment"; the terms defined therein or by reference therein being
--------------------
hereinafter used with the same meaning) and hereby confirms to the Assignor and the Assignee, and agrees, that: (i) all representations, warranties, indemnities and agreements of the Manufacturer under the Aircraft Purchase Agreement No. 2235 dated June 11, 1999 between Manufacturer and Midway, together with that certain Aircraft General Terms Agreement AGTA-MID dated as of June 11, 1999 between Manufacturer and Midway and that certain Customer Service General Terms Agreement dated as of June 11, 1999 between Manufacturer and Midway, in each case only to the extent relating to the Aircraft and including all Exhibits, Appendices, Tables, and Letter Agreements (excluding, in the case of the Purchase Agreement, Supplemental Exhibit EE1, Letter Agreements 6-1162-CPJ-308 (Schedule Reliability), 6-1162-CPJ-311 (Maintenance Cost Protection) and 6-1162-CPJ-316 (Special Matters); but including, without limitation, Letter Agreement 6-1162-CPJ-313 (Basic Credit Memorandum)) (the "Purchase Agreement")
                                                          ------------------
with respect to the Aircraft, to the extent assigned by the Assignor to the Assignee, shall inure to the benefit of the Assignee to the same extent as if originally named the "Customer" therein, subject to the terms and conditions of the Purchase Agreement Assignment and the Purchase Agreement; (ii) the terms and conditions of the Purchase Agreement relating to the Aircraft (including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C of the General Terms Agreement and other warranty disclaimer, insurance and indemnity provision in the Customer Support or Product Assurance Documents of Exhibits B and C, respectively, to the General Terms Agreement) shall apply to, and be binding upon, the Assignee to the same extent as if originally named "Customer" therein,
(iii) the Manufacturer will pay to the Assignee all payments and amounts owed which the Manufacturer may be required to make in respect to the Aircraft under the Purchase Agreement directly to the Assignee at its address at ______________________________ Attention: ______________; (iv) the Assignee
cannot further assign its rights under the Purchase Agreement without the written consent of Manufacturer; (v) until Assignee purchases the Aircraft, Assignor shall remain obligated to purchase the Aircraft, to the extent the Assignee fails to do so in accordance with the Purchase Agreement; (vi) the Manufacturer agrees that it will not assert any lien or claim against the Aircraft or any Part thereof arising with respect to or in connection with any work or other services performed by the Manufacturer or at its direction on the Aircraft on or prior to the Delivery Date; and (vii) for all purposes of an Assignment under the Purchase Agreement Assignment, Manufacturer shall not be deemed to have knowledge of and need not recognize any

                                    E-1-18
event, condition, right, remedy or dispute affecting the interests of Assignor or Assignee unless and until Manufacturer shall have received written notice thereof addressed to its Vice President - Contracts at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124, if by mail, or to 32-9430 Answerback BOEINGREN RNTN, if by telex, and in acting in accordance with the Purchase Agreement and the Purchase Agreement Assignment, Manufacturer may conclusively rely upon such notice.

          The Manufacturer hereby represents and warrants that (A) the Manufacturer is a corporation duly organized and existing in good standing under the laws of the State of Delaware, (B) the making and performance of the Purchase Agreement, the Bills of Sale and this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder or other approval, do not contravene the Manufacturer's Restated Certificate of Incorporation or By-laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, and the making of the Purchase Agreement, the Bills of Sale and this Consent and Agreement does not contravene, and to the best of the Manufacturer's knowledge, the Manufacturer's performance of the Bills of Sale and this Consent and Agreement, does not contravene, any law binding on the Manufacturer, and (C) each of the Purchase Agreement, the Bills of Sale and this Consent and Agreement constitutes a binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its respective terms, subject to (a) applicable bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Insofar as the Purchase Agreement Assignment purports to assign vendor and subcontractor agreements and to bind vendors and subcontractors, Manufacturer makes no representations or warranties about, and does not consent to, the assignment of engine warranties or warranties, if any, provided by any vendor or subcontractor suppliers of parts or equipment installed on the Aircraft.


                                 *    *     *

                                    E-1-19

          This Consent and Agreement shall be governed by and construed in accordance with the internal laws of the State of Washington, including all matters of construction, validity and performance.

Dated __________, _____


                              THE BOEING COMPANY


                              By: ___________________________________
                                Name:
                                Title:


                                    E-1-20

                                                                     EXHIBIT E-2


                CONSENT AND AGREEMENT OF CFM INTERNATIONAL, INC.
                ------------------------------------------------


August __ , 2000

To:  Midway Airlines Corporation
     Landesbank Schleswig-Holstein Girozentrale
     Wachovia Bank, N.A.
     Bankgesellschaft Berlin, A.G.
     Boeing Nevada, Inc.

The undersigned, CFM International, Inc. ("CFM International"), a corporation
                                           -----------------
organized and existing under the laws of the State of Delaware, hereby acknowledges notice of:

(a) the Mortgage and Security Agreement [Midway/LBK], dated July 31, 2000 (the "Security Agreement") between Midway Airlines Corporation, a Delaware
      ------------------
     corporation (the "Assignor") and Landesbank Schleswig-Holstein
                       --------
     Girozentrale, as security agent (the "Assignee") in respect of Boeing model
                                           --------
     737-7BX aircraft (each, an "Aircraft"), together with two (2) CFM Model 56-
                                 --------
     7B20 engines for each Aircraft (collectively, the "Engines"); and
                                                        -------

(b) the sale by The Boeing Company to Assignee of the Engines pursuant to the terms of the Purchase Agreement.

CEM International hereby consents to the collateral assignment of certain of Assignor's rights in the CFM Purchase Agreement pursuant to the granting clauses of the Security Agreement. Any capitalized terms used but not defined herein shall have their respective meaning as set forth in the Security Agreement.

CFM International confirms to the Assignee that:

(i)   any warranties related to the Engines (the "Warranties") provided or
                                                  ----------
      otherwise extended to the Assignor pursuant to the CFM Purchase Agreement shall, subject to the terms and conditions thereof and of the Security Agreement, inure to the benefit of Assignee to the same extent as if originally named "Customer" or the "Airline" therein;

(ii) Assignee shall not be liable for any of the obligations or duties of the Assignor under or in respect of the Warranties, nor shall the Security Agreement give rise to any duties or obligations whatsoever on the part of Assignee owing to CFM International except for the agreement in the Security Agreement on the part of Assignee to the effect that in exercising any rights in respect of the Warranties, or in making any claim with respect to

                                     E-2-1
      the Warranties pursuant to the CFM Purchase Agreement, the terms and conditions of the Warranties shall apply to and be binding upon Assignee to the same extent as Assignor, and with respect to such agreement CFM International agrees that, anything contained in the CFM Purchase Agreement or the Security Agreement to the contrary notwithstanding, so long as CFM International shall not have received notice from the Assignee that an Event of Default has occurred and is continuing, the Assignee shall not have any liability to CFM International for failure to comply with any of the terms of the CFM Purchase Agreement with respect to the Warranties; provided always that no person other than CFM International shall have any rights against Assignee with respect to the undertaking and agreement set forth in this paragraph (ii);

(iii) if, at such time as Assignee shall notify CFM International that an Event of Default has occurred and is continuing, Assignee desires to lease or sell any Aircraft to a person who is not then a party to a general terms agreement with CFM International, to the extent permitted under the laws of the United States of America, CFM International agrees that it will then offer to such lessee or purchaser, subject to execution of an agreement to lease or sell such Aircraft, a general terms agreement on CFM International's then standard terms and conditions for a person in the category in which CFM International reasonably determines such lessee or purchaser falls; provided that if such lessee or purchaser is then a party to a general terms agreement with CFM International, such general terms agreement shall apply to any purchase by such lessee or purchaser of such Aircraft provided however that nothing herein shall be deemed to constitute any consent by CFM International to any assignment by the Assignee of their rights in respect of the Warranties.

CFM International hereby represents and warrants that:

(a) CFM International is a company duly organized and validly existing under the laws of the State of Delaware;

(b) the making and performance of this Consent and Agreement has been duly authorized by all necessary corporate action on the part of CFM International, does not require any shareholder approval and does not contravene CFM International's certificate of incorporation or by-laws or any indenture, credit agreement or other contractual agreement to which CFM International is a party or by which it is bound or any law binding on CFM International;

(c) the making and performance of the Warranties in accordance with their terms have been duly authorized by all necessary corporate action on the part of CFM International, does not require any shareholder approval, does not contravene CFM International's certificate of incorporation or by-laws or any indenture, credit agreement or other contractual agreement to which CFM International is a party or by which it is bound, and does not, as to the making thereof, contravene any law binding on CFM International, and to the best knowledge of CFM International, does not, as to the performance thereof, contravene any law binding on CFM International;

                                     E-2-2

(d) the Warranties constitute as of the date thereof and at all times thereafter to and including the date of this Consent and Agreement a binding obligation of CFM International enforceable against CFM International in accordance with its terms and this Consent and Agreement, when executed by CFM International, will be a binding obligation of CFM International enforceable against CFM International in accordance with its terms, subject to:

     (i) the limitations of application bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally; and

     (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

This Consent and Agreement shall be binding upon and shall inure to the benefit of the Assignee and its respective successors and permitted assigns.

This Consent and Agreement may be executed by the party hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

This Consent and Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, including all matters of construction, validity and performance.

This Consent and Agreement is being delivered in the State of New York.


                                 *     *     *

                                     E-2-3

     IN WITNESS WHEREOF, the party hereto has caused this Consent and Agreement to be duly executed the day and year first above written.


                                    CFM International, Inc.

                                    By: _____________________________
                                     Attorney-in-fact

                                     E-2-4

                                                                       EXHIBIT F

                       REMARKETING AND SUPPORT AGREEMENT

                                      F-1